[The American Funds Group(r)]

THE BOND FUND OF AMERICA
ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1999


TWENTY-FIVE YEARS

[cover: photos of various paper currencies with The Bond Fund of America seal watermark and "25" overlay]

THE BOND FUND OF AMERICA(SM)


SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH PRESERVATION OF CAPITAL THROUGH A DIVERSIFIED PORTFOLIO OF BONDS AND OTHER FIXED-INCOME OBLIGATIONS.

The Bond Fund of America is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

RESULTS AT A GLANCE
(assuming distributions reinvested or interest compounded for periods ended December 31, 1999)

                                            Average annual compound returns
                                                                                      Lifetime
                                            1 year       5 years      10 years        (since 5/28/74)
The Bond Fund of America                    +2.3%        +8.2%        0.084           0.099
Lehman Brothers
Aggregate Bond Index                        -0.8         +7.7         +7.7            +9.3/1/
Lipper Corporate A-Rated
Bond Funds Average/2/                       -2.6         +6.9         +7.3            +9.0
Average savings institution/3/              +4.6         +4.6         +4.8            +6.6
Consumer Price Index (inflation)/4/         +2.7         +2.4         +2.9            +5.0

/1/The Lehman Brothers Aggregate Bond Index began on January 1, 1976. From May 31, 1974, through December 31, 1975, the Lehman Brothers Government/Corporate Bond Index was used. These indexes serve as a proxy for the broad U.S. investment-grade bond market and are unmanaged.

/2/Source: Lipper, Inc. Lipper averages do not include the effects of sales charges.

/3/Based on figures from the U.S. League of Savings Institutions and the Federal Reserve Board, which reflect all kinds of savings deposits (maximum allowable interest rates imposed by law until 1983). Savings accounts are guaranteed; the fund is not.

/4/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of January 31, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 7.24%.


FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF, OR GUARANTEED BY, A BANK OR ANY OTHER ENTITY.



FELLOW SHAREHOLDERS:

By almost any measure, 1999 proved to be a challenge for bonds. Investors closed out the year troubled by rising interest rates and continuing concerns about inflation on the horizon. In the process, bonds suffered their worst year since 1994. U.S. Treasury securities were hit hardest, but the rout was widespread, taking down most other sectors as well. The few bright spots tended to be found among emerging-market bonds.

In this negative environment, The Bond Fund of America was able to achieve a positive total return for 1999, as it has done for every complete calendar year but one over its 25-year lifetime. For shareholders who reinvested monthly dividends totaling 93 cents a share, a decline in the net asset value of your shares was more than offset by the fund's 7.1% income return. The result was a 12-month total return (income minus the change in capital value) of 2.3%.

That was comfortably ahead of the fund's relevant benchmarks. The Lehman Brothers Aggregate Bond Index, a proxy for the U.S. bond market, fell 0.8% for the year on a reinvested basis. Meanwhile, the average total return for the 164 corporate A-rated bond funds tracked by Lipper, Inc. was -2.6%. The fund's strong showing placed it third among those funds for the 12 months ended December 31; it ranked second among the 17 A-rated corporate bond funds in existence over its lifetime./1/

As the table at left shows, The Bond Fund of America has sustained a strong record over longer, more meaningful periods as well. Since beginning operations more than a quarter-century ago, the fund has achieved a cumulative total return of 1,014.5% - an average compound return of 9.9% a year - and outpaced both the Lehman index and the Lipper average. In that time, it has also provided shareholders with an ample cushion against inflation.

[Begin Sidebar]
With close to $9.5 billion in assets, The Bond Fund of America is one of the nation's largest corporate bond funds and, at 25 years, among the oldest. [End Sidebar]


TOO MUCH OF A GOOD THING?

Bond investors began to grow wary early in 1999, when a string of strong economic data rekindled fears of inflation. Although the rise in prices has yet to materialize, some warning signs did emerge during the year: Wage pressures intensified as unemployment touched record lows; the cost of crude oil and other raw materials rose sharply; and many of the world's troubled economies began to take their first steps toward recovery. The anticipation of preemptive measures by the Federal Reserve Board - confirmed by quarter-point increases in short-term interest rates in June, August and November - unsettled investors and considerably dampened prices of intermediate- and long-term bonds. (The Fed raised rates again in February of this year.)

[Begin Sidebar]
THE BENEFIT OF A LONG VIEW

Time can help mitigate volatility and increase the likelihood of success. The tables below show the best, worst and median returns on a $10,000 investment in the fund over one-, five- and 10-year rolling calendar-year periods. Notice that the longer the time frame, the less divergent the rates of return have been.


1-year periods

            Total                              $10,000
            return        Year                 investment
Best        +32.9%        (1982)               $13,290
Worst       -5.0%         (1994)               $9,498
Median      0.095         (1983)               $10,946

5-year periods

            Average                            Value of
            annual                             $10,000
            return        Years                investment
Best        +18.9%        (1982-1986)          $23,746
Worst       0.041         (1977-1981)          $12,219
Median      0.092         (1987-1991)          $15,338


10-year periods

            Average                             Value of
            annual                              $10,000
            return        Years                 investment
Best        +13.9%        (1982-1991)           $36,896
Worst       +8.4%         (1990-1999)           $22,374
Median      +11.2%        (1977-1986)           $29,014


[End Sidebar]
U.S. Treasury securities suffered the steepest declines, revealing the flip side of last year's above-average gains. Yields on 30-year government bonds rose to 6.5% from 5.1%, reflecting an 18% drop in price. (Bond yields and prices move in opposite directions.) Corporate bonds also fell, although those at the lower end of the credit spectrum generally declined less. Mortgage- and asset-backed securities also fell. Emerging-market bonds proved to be the notable exception to the broad market weakness; prices soared upward of 20%, but they did so from a deeply depressed base.

A LOOK AT THE PORTFOLIO

Although a number of the holdings in the portfolio fell in price, we are pleased to note that quite a few securities bucked the downward trend. Regardless of market movements, however, bonds are primarily income-producing instruments; throughout the year, the securities in the portfolio continued to generate a healthy income stream, which compensated to varying degrees for the loss in market value during the year. That steady flow of income added an important silver lining for shareholders who reinvested their dividends: They were able to acquire shares at lower prices as the year progressed.

The portfolio remains very well diversified, with investments in hundreds of carefully selected securities. The lion's share - about half of net assets - is invested in corporate bonds from a range of industries and countries. Mortgage- and asset-backed securities represent about one quarter of net assets; roughly 10% is held in U.S. Treasury securities. A more detailed sector breakdown can be found in the chart at the top of page 16. Overall, your fund maintains a high-quality orientation, but it has the flexibility to invest, when appropriate, in lower rated issues, which typically pay higher yields to compensate for somewhat greater risk.

Your fund's portfolio is the product of intensive global research, which not only helps us find attractive long-term holdings in an increasingly complex marketplace, but has also helped mitigate some of the risks associated with bond investing. You can read more about how research helps the fund's investment professionals make decisions in the article that follows this letter.

GROWING OPPORTUNITIES

The Bond Fund of America has experienced remarkable growth since it began life in May of 1974. Today, at close to $9.5 billion in assets, it is one of the nation's largest corporate bond funds and, at 25 years, among the oldest. Shareholder accounts number close to 300,000, and include a diverse group of individuals, foundations and corporate retirement plans. We are grateful for the confidence so many of you have placed in us.

The Bond Fund of America's method of portfolio management is well-suited to accommodating growth. The multiple portfolio counselor system, as it is called, was developed 40 years ago by the fund's investment adviser, Capital Research and Management Company, and is used for all American Funds stock and bond funds. Because assets are divided among a number of portfolio counselors, managers can be added as the fund expands. The system also encourages a diversity of investment styles, a strategy we believe has helped us moderate risk by smoothing out returns. Currently, The Bond Fund of America has six portfolio counselors, with an average of 22 years of experience.

LOOKING FORWARD AND BACK

When we first introduced The Bond Fund of America in 1974, bond investing was concentrated in the hands of large financial institutions, which often hewed to a strict buy-and-hold strategy. We were convinced that an actively managed, diversified portfolio of bonds could offer individual investors two important benefits - the opportunity for high current income and relative stability of principal.

Now, 25 years later, thanks to a great deal of hard work and good judgment on the part of many people, we can look back and say that the fund has achieved its goals. Over its lifetime, The Bond Fund of America's steady dividend stream and strong total returns have distinguished it from its peers. More importantly, they have provided long-term shareholders with a solid foundation for their financial programs.

We are equally enthusiastic about the future. Businesses are thriving and expanding; governments across the globe are increasingly committed to political freedom and economic stability; technological advances have added new and complex dimensions to fixed-income markets. These developments have laid the groundwork for seemingly unlimited opportunities for investors with the experience and resources to capitalize on them. As The Bond Fund of America moves into its next quarter century, we are prepared to meet those challenges and look forward to pursuing new endeavors on your behalf.

On the following pages, we invite you to look back at the last 25 years with some of the people who have been responsible for the fund's success.

We look forward to reporting to you again in six months.

Cordially,

/s/Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/Abner D. Goldstine
Abner D. Goldstine
President

February 14, 2000


THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management - bolstered by experience and careful research - can add even more value: As the chart at right shows, over its lifetime, The Bond Fund of America has done demonstrably better than its relevant benchmarks.

The table beneath the chart breaks down BFA's year-by-year total returns into their income and capital components.

[Begin chart]
President Nixon resigns - 1974
U.S. withdraws from Vietnam - 1975
New York City threatens bankruptcy - 1976
Energy crisis - 1977
Unemployment falls - 1978
U.S. dollar weakens - 1979
Inflation up worldwide - 1980
Federal funds rate peaks above 19% - 1981
Worst recession in 40 years - 1982
Economic recovery raises inflation fears - 1983
Iran/Iraq war escalates - 1984
U.S. becomes a debtor nation - 1985
Bombing of Libya - 1986
Record-setting stock market decline - 1987
Bank failures peak - 1988
Junk bond debacle - 1989
Iraq invades Kuwait - 1990
Recession in U.S. - 1991
Los Angeles riots - 1992
Bond prices surge - 1993
Sharpest bond decline in history - 1994
Orange County bankruptcy - 1995
Economic boom roils bonds - 1996
First signs of "Asian flu" - 1997
President Clinton impeached - 1998
Inflation fears resurface - 1999


AVERAGE ANNUAL COMPOUND RETURNS
(for periods ended December 31, 1999)

10 Years      5 Years       1 Year
+7.97%        +7.38%        -1.54%

Calculated for a $1,000 investment at the maximum sales charge and assumes reinvestment of all distributions.

Year ended Dec. 31        BFA with          Lehman Brothers   Consumer Price
                          Dividends         Aggregate Bond Index /3/   Index
                          Reinvested
                          /1//2/

May 28, 1974                                10,000           10,000

1974*                     9,988             10,318           10,679

1975                      11,254            11,587           11,420

1976                      13,294            13,395           11,975

1977                      13,977            13,802           12,778

1978                      14,261            13,994           13,930

1979                      14,710            14,264           15,782

1980                      15,230            14,650           17,757

1981                      16,242            15,565           19,342

1982                      21,586            20,643           20,082

1983                      23,628            22,368           20,844

1984                      26,450            25,756           21,667

1985                      33,488            31,449           22,490

1986                      38,568            36,251           22,737

1987                      39,324            37,248           23,745

1988                      43,533            40,186           24,794

1989                      47,942            46,026           25,946

1990                      49,509            50,149           27,531

1991                      59,927            58,174           28,374

1992                      66,722            62,480           29,197

1993                      76,155            68,571           30,000

1994                      72,335            66,571           30,802

1995                      85,536            78,870           31,584

1996                      91,273            81,733           32,634

1997                      99,708            89,624           33,189

1998                      104,863           97,410           33,724

1999                      107,265           96,609           34,630


[end chart]

Year ended          1974*       1975       1976       1977      1978       1979       1980      1981      1982        1983

December 31

TOTAL VALUE

Dividends           $418        907        1,020      1,126     1,211      1,401      1,725     2,118     2,435       2,526

Reinvested

Value at            $9,988      11,254     13,294     13,977    14,261     14,710     15,230    16,242    21,586      23,628

Year-End/1/

BFA's Total         (0.1)%      12.7       18.1       5.1       2.0        3.1        3.5       6.6       32.9        9.5

Return



Year ended          1984        1985       1986       1987      1988       1989       1990      1991      1992        1993

December 31

TOTAL VALUE

Dividends           2,869       3,227      3,604      3,787     3,954      4,472      4,698     4,908     5,274       5,326

Reinvested

Value at            26,450      33,488     38,568     39,324    43,533     47,942     49,509    59,927    66,722      76,155

Year-End/1/

BFA's Total         11.9        26.6       15.2       2.0       10.7       10.1       3.3       21.0      11.3        14.1

Return





Year ended          1994        1995       1996       1997      1998       1999

December 31

TOTAL VALUE

Dividends           5,733       6,180      6,473      6,703     7,008      7,398

Reinvested

Value at            72,335      85,536     91,273     99,708    104,863    107,265

Year-End/1/

BFA's Total         (5.0)       18.2       6.7        9.2       5.2        2.3


Average annual compound return for 25-1/2 years: 9.71%/1//2/

*For the period May 28 through December 31, 1974.

/1/Results reflect payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. Prior to January 10, 2000, the maximum sales charge was 4.75%. As outlined in the prospectus, the sales charge is reduced for larger investments.

/2/Includes reinvested dividends of $96,531 and reinvested capital gain distributions of $4,571.

/3/From May 31, 1974, through December 31, 1975, the Lehman Brothers Government/Corporate Bond Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist. Since January 1, 1976, the Lehman Brothers Aggregate Bond Index has been used. These indexes are unmanaged.

/4/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results.



CONSISTENCY AMID CHANGE

[watermark of various paper currencies]

The Bond Fund of America maintains a consistent approach even as bond markets continue to evolve and reinvent themselves. Over the years, that strategy - careful attention to risk, a search for value and a focus on the long term - has served shareholders very well indeed. When the fund began in May of 1974, it was one of some three dozen mutual funds that emphasized bonds. Today, millions of investors make bonds and other fixed-income instruments a cornerstone of their financial plans. Bond funds number in the thousands and have assets in excess of $1 trillion.


A LOOK BACK AT BFA'S FIRST QUARTER CENTURY

The past quarter century has seen bond markets become increasingly complex. In 1974, the bond market consisted primarily of U.S. Treasury debt and high-grade corporate securities. There was little market for foreign bonds and even government-sponsored mortgage-backed securities, now part of the $plain vanilla' market, were deemed too exotic for most investors' tastes.

That scenario has changed considerably. Today, the U.S. government debt is shrinking; bond markets outside the U.S. have become increasingly liquid and attractive; and high-yield bonds provide financing for some of the world's most innovative businesses. Technology has probably been the greatest catalyst for change by making information widely available; computers have created entire sectors of sophisticated securities that we could scarcely have imagined back in 1974.

Through the years, our research effort has expanded to accommodate the growing scope of BFA's investment universe. Today, Capital Research and Management Company, the fund's investment adviser, operates one of the industry's most globally integrated research networks. Some 30 investment professionals are devoted to fixed-income investment for BFA and the other American Funds. These men and women conduct thousands of research visits a year, analyzing securities and identifying their potential value as long-term investments for the fund. They also work closely with stock analysts, giving them a perspective few other investors can match.

A silver anniversary is an appropriate occasion to review past accomplishments and look forward to new endeavors. On the next few pages, we'll highlight three years in BFA's history: 1974, the year the fund was introduced; 1986, the midpoint of our quarter century; and 1999, on the threshold of the future.
As you can see below, even though conditions changed over both of these periods, the fund achieved consistent "real," or after-inflation, returns.

[photo 1974: photograph of cars lined up at gasoline station]
[photo 1986;  President Reagan and Gorbachev signing document]
[photo 1999: child using personal computer]
[Begin Caption]
1974
1986
1999
[End Caption]

[Begin Sidebar]
BFA'S "REAL" RETURNS (ANNUALIZED)
[Begin Bar Chart]

                     1974-1986            1986-1999            1974-1999
Total Return         11.7%                8.2%                 9.9%
"Real" Return        4.6%                 4.7%                 4.7%

[End Chart]

[End Sidebar]
1974 COPING WITH TURBULENCE

[photographs of gas shortage]
[Begin Caption]
Oil prices quadrupled and helped send inflation soaring. At right, BFA's investment professionals share ideas.
[End Caption]

Among the laundry list of difficulties that confronted investors in 1974 were: an oil embargo that had quadrupled the cost of petroleum; a devastating drop in business activity; persistent double-digit inflation; a steep, protracted stock market decline; an assault on the U.S. dollar; and the trauma of Watergate, which culminated in the only resignation of an American president.

We maintained a cautious stance that year; at BFA's first fiscal close, only half of the portfolio was invested in the bond market, with the remainder in highly liquid short-term securities. "We were dealing with an unusually turbulent situation," remembers Bill Newton, the fund's first president. "Bond yields were at 7 and 8 percent, but inflation was running 11 percent and higher. Our cash position provided some stability at a very scary time."

Still, for investors with patience and resources, this was an environment that had also given rise to exceptional opportunities. The convergence of severely depressed bond prices and a record volume of debt issuance by companies anxious to stockpile reserves had created some very attractive values. To uncover those values, the fund's investment professionals relied on one of Capital's strengths - intensive, fundamental research.

"As we began to build the portfolio, we realized that good credit research in many ways would look a lot like good stock research," notes Abner Goldstine, BFA's president and one of the fund's original portfolio counselors. "That meant going beyond static balance sheet analysis and looking at industry developments, management skills, future earnings and cash flow. We believed that digging deeper could help us appreciate things that less-informed investors might miss."

To help fill out the picture, Capital's investment professionals established a number of avenues for exchanging ideas internally. In addition to meeting with each other, fixed-income specialists also consult regularly with staff economists and stock analysts who cover industries heavily impacted by changes in interest rates - sectors such as finance, utilities, real estate and insurance. That interchange helps put individual decisions in a broader context.

Rising interest rates continued to vex U.S. bond markets, although the tide began to shift as the decade progressed. The Federal Reserve Board eased monetary policy in late 1974 in an effort to kickstart a recovery, but short-term interest rates soon spiked upward again, peaking at 19% in 1981. That was the year that Paul Volcker, then Chairman of the Federal Reserve Board, famously "broke the back" of inflation with a series of sharp interest rate hikes, laying the groundwork for a halcyon period for bonds.
[photo 1974: Federal Reserve Board]
[Begin Caption]
1974
[End Caption]

By the end of 1975, BFA's portfolio was nearly 95% invested in longer term bonds; most carried A ratings or better and paid interest ranging from about 9% to 11%. Electric and telephone utilities constituted the largest industry concentrations, but other large holdings included GTE, American Airlines and NCR, which had just pioneered scanning and ATM technology. As interest rates fell during the next few years, the prices of many of these bonds soared, providing shareholders with not only healthy income but significant capital appreciation as well.

The turbulence of those early years illustrates the value of experience. "Different environments require different emphases," Bill Newton stresses. "When the environment is constructive, we concentrate on delivering higher income, but when the outlook is questionable, we do more to protect the capital base. That's what active management is all about - assessing and balancing risk."

[Begin Sidebar]
25 YEARS OF BOND INVESTING:
William Skinker, a fund shareholder since 1974, appreciates the value of a long view. In the past quarter century, Bill has seen bond markets and the fund's share price fluctuate, often dramatically. But he has also seen how the discipline of staying the course and reinvesting dividends has helped him preserve the value of his principal and enjoy considerable growth besides.
[End Sidebar]

[Begin Sidebar]
A SHAREHOLDER'S VIEW 1974

[photograph of Mary and Bill and family]

As an insurance agent in Springfield, Illinois, Bill was well aware of the importance of planning for the future. He and his wife, Mary, (pictured in 1974 with their children Carolyn and Steve) looked to The Bond Fund of America for their retirement. The mid-1970s were a time of terrible turbulence in financial markets, but Bill was encouraged by the fund's focus on high income and preservation of principal. He also kept his eye on a longer horizon and used market declines as opportunities to add to his investments. "I've been investing long enough to know that what has gone down has usually gone up," he says. In the years ahead, that proved to be true.
[End Sidebar]

1986 BOND FUNDS BOOM
[photographs of Berlin wall, and Reagan and Gorbachev signing document] [Begin Caption]
With inflation trending downward, bonds enjoyed a period of growth - as did Capital's research group, pictured at right.
[End Caption]

The mid-1980s proved to be a propitious era for bond investors. As interest rates drifted lower, bond prices appreciated smartly, allowing investors to chalk up impressive total returns. What's more, with inflation falling faster than interest rates, Treasury and high-quality corporate bonds, some yielding 14% or more, provided shareholders with generous "real," or after-inflation, income.

The superior returns on quality bonds attracted many new investors to bond funds. According to the Investment Company Institute, new sales reached a record $138 billion in 1986, exceeding the total net assets in bond funds at the end of 1985. Bonds became even more attractive with the passage of the Tax Reform Act of 1986, which, among other things, lowered the tax rate on interest income.

There was no lack of fixed-income options to meet the demands of eager investors. Economic recovery had sent corporations, homeowners and the government on a borrowing spree. Declining interest rates had sparked attention in high-yield bonds. Meanwhile, technological advances inspired the development of new financial instruments; these were the salad days of such popular securities as mortgage pass-throughs, but also of an array of arcane products created by investment banks at the time.

These developments demanded new kinds of research, and by the mid-1980's, Capital's fixed-income coverage had expanded to meet those challenges. Mortgage-backed securities, for example, had become a major area of focus by this time. These securities, which are made of pools of home loans, carry little risk of default, but are subject to the risk that homeowners will prepay their loans at a disadvantageous time. Trying to determine the likelihood and causes of prepayments is a time-consuming and difficult job.

Careful research helps uncover facts that other investors may have overlooked. "On the face of it, two securities may look the same," says John Smet, a portfolio counselor who specialized in mortgage-backed issues as an analyst in the 1980s. "What you often find after scratching the surface, though, is that they have very different characteristics. Those differences will affect not only their market price, but also their appropriateness for the fund."

The bond market's faster pace and explosive growth in the 1980s put a new spin on traditional notions of risk. Richard Schotte, who retired two years ago after 20 years as a portfolio counselor with the fund, notes that "as bond investing became increasingly sophisticated, investment managers added value by taking prudent risks they believed would benefit shareholders in the long run. Then, as now, those judgments were based on information you gathered and the experience you gained as a professional."

[photo 1986: trading room]
[Begin Caption]
1986
[End Caption]

Mirroring broader trends, The Bond Fund of America enjoyed tremendous growth in the 1980s. In 1986, net assets stood at nearly $700 million, representing not only appreciation of the securities in the portfolio, but a large inflow of new shareholders. Accounts had risen to 26,000 - a tenfold increase since the end of 1974. The portfolio was also more diversified, with bonds of media and communications companies, such as Warner Communications, Tele-Communications, Inc. and McCaw Cellular, and sizable positions in mortgage-backed securities and U.S., Canadian and Australian government bonds.

[Begin Sidebar]
A SHAREHOLDER'S VIEW 1986

[photograph of Bill, Mary and Steve]
By 1986, Bill (pictured with Mary and Steve) had retired, having sold his agency the year before. He continued to reinvest his dividends in The Bond Fund of America, preferring to use income from other investments to meet daily expenses. It was a wise decision. The fund enjoyed extremely strong returns through a good part of the decade, and the value of Bill's holdings appreciated considerably. Its relative stability also served another function. "With The Bond Fund of America as an anchor to my overall portfolio, I felt more comfortable investing a little more aggressively in riskier assets, like individual stocks." When Mary became ill in 1991, Bill used dividends from the fund to help offset some of her medical costs.
[End Sidebar]

1999 OUT OF DIVERSITY, OPPORTUNITY

[photographs of Internet screen and child using personal computer]
[Begin Caption]
Today, technology and globalization make research more important than ever. [End Caption]

The intervening years have seen conditions for the bond market continue to change. Interest rates have generally trended lower; thriving businesses are turning to capital markets to meet their expansion needs; and global economies have taken historic steps toward political and economic stability. At the same time, a budget surplus is shrinking the supply of U.S. Treasury securities. All of this increases the challenges - and opportunities - for bond investors.

International bonds have provided a particularly rich vein to mine. These issues, worth some $13 trillion, offer the potential for diversification as well as income. BFA first invested outside the U.S. in 1979, with holdings in Canadian province obligations and "Gilts" issued by the British government. Today, BFA holds bonds issued in countries such as Greece, Poland, New Zealand, Argentina and South Africa.

If globalization has broadened the fund's investment possibilities, it has also made the process more complicated. Non-U.S. bonds are subject to special risks, such as currency fluctuations and accounting standards that differ from country to country. Moreover, the sheer diversity of options can be daunting. "Issuers today appeal to a global community," says portfolio counselor Mark Dalzell. "That means we can choose to invest in securities issued in dollars inside the U.S., in dollars or local currency outside the U.S., or even in bonds of U.S. companies issued in euros, sterling or yen. Each of these carries different risks and potential rewards." Fortunately, Capital's global research presence has enabled us to take advantage of some of those opportunities. At the end of 1999, bonds of non-U.S. issuers accounted for just over 20% of BFA's net assets.

Investments in lower rated bonds have also contributed to the fund's success. "On the heels of the $junk' bond scandal of 1989 and the recession that followed, the high-yield sector has experienced a $re-birth' in the 1990s," notes Susan Tolson, a portfolio counselor. "Today, new issuers are reasserting what the sector is supposed to be all about: providing growth capital for innovative companies around the world that don't have access to traditional capital markets." High-yield bonds are traded in a vast, diverse marketplace worth some $650 billion, providing ample opportunities for investors with the global resources to find the best of them. Research also helps mitigate some of the volatility and other risks associated with these bonds.

The multiple portfolio counselor system has made The Bond Fund of America's growth process a relatively seamless one. As assets have increased, so has the number of portfolio counselors. An additional portion of the portfolio, currently about 15% of net assets, is the responsibility of more than a dozen research analysts. By further encouraging a multiplicity of viewpoints, their contributions have been an important factor in the fund's long-term record.

[photograph 1999: associates in conference]
[Begin Caption]
1999
[End Caption]

The multiple portfolio counselor system has another benefit: It helps ensure the continuity of the fund's investment strategy even as market and economic conditions change. Susan Tolson became a portfolio counselor two years ago after serving as a research analyst for seven years. She notes that many of BFA's pioneers are still on hand to pass on the legacy of their experience. "They've taught me by example that sensible bond investors measure success in years, not months. That perspective keeps me from heading for the bunker when times get tough, and adds a ballast to the investment style of some of the younger managers."

The fund's judicious approach has never varied, and it should give shareholders some comfort to know it should be in place 25 years from now.


[Begin Sidebar]
A SHAREHOLDER'S VIEW 1999

[photograph of Bill, mary, Carolyn, and Glen Wetzel]
Today, Bill has moved to a comfortable retirement complex in Bloomington, Illinois, not far from his daughter, Carolyn, son-in-law, Glen Wetzel and grandson Calvin, pictured above. (Mary passed away in 1994.) For the time being, he has chosen to leave his investment in the fund untouched, and is meeting expenses with income from other sources. He has earmarked his BFA assets to help finance college tuition for his three (soon to be four) grandchildren. "Over the years, my original investment has compounded and grown," Bill says. "Thanks to The Bond Fund of America - and plenty of time - I've been able to build something for the future."
[End Sidebar]

WHAT MAKES THE AMERICAN FUNDS DIFFERENT

[photograph of globe, map and magnifying glass]

As a shareholder in The Bond Fund of America, you are also a member of The American Funds Group,(r) the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

A LONG-TERM, VALUE-ORIENTED APPROACH:

Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

AN UNPARALLELED GLOBAL RESEARCH EFFORT

We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. We spend substantial resources getting to know companies and industries around the world.

A MULTIPLE PORTFOLIO COUNSELOR SYSTEM

More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS

More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES

You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR

[photograph of American flag]
Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS

Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(SM)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS

Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(r)
Washington Mutual Investors Fund(SM)

EQUITY-INCOME FUNDS

Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND

Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

INCOME FUNDS

Emphasis on current income through bonds
American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(SM)

TAX-EXEMPT INCOME FUNDS

Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America
State-specific tax-exempt funds:
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS

Emphasis on stable monthly income through money market instruments The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

We also offer a full line of retirement plans and variable annuities.

For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at www.americanfunds.com, or phone the funds' transfer agent, American Funds Service Company, at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of A Portfolio for Every Investor.

THE BOND FUND OF AMERICA
INVESTMENT PORTFOLIO DECEMBER 31, 1999
[pie chart]
Stocks                                                        .6%
Corporate Bonds                                             50.3%
Mortgage-/Asset-Backed Securities                           23.0%
U.S. Treasuries                                              9.4%
Non-U.S. Government Bonds and Governmental Authorities       7.0%
Federal Agency Notes & Bonds*                                2.7%
Cash & Equivalents                                           7.0%
[end pie chart]



* Not including mortgage-backed securities issued by federal agencies.

THE BOND FUND OF AMERICA
INVESTMENT PORTFOLIO DECEMBER 31, 1999
                                                                             Shares or
                                                                             Principal        Market
                                                                                Amount         Value Percent of
BONDS, NOTES & PREFERRED STOCKS                                                   (000)         (000)Net Assets
----------------------------------------------------------------------   -------------------------------------------
INDUSTRIALS, SERVICES & UTILITIES
WIRELESS TELECOMMUNICATION SERVICES - 6.60%
Nextel Communications, Inc.:
10.125% 2004                                                                    $12,750        13,196
0%/9.75% 2007(1)                                                                 66,450        47,346
0%/10.65% 2007(1)                                                                12,750         9,531
0%/9.95% 2008(1)                                                                 92,725        65,139
12.00% 2008                                                                       5,000         5,600
Series E, 11.25% exchangeable preferred, redeemable 2010 (3)                        710share      710
McCaw International, Ltd., units, 0%/13.00% 2007(1),(4),(5)                     $39,381        27,228
Nextel International, Inc. 0%/12.125% 2008(1)                                    15,500         9,145
Nextel Partners Inc. 0%/14.00% 2009(1)                                           16,850        11,037      1.99
Omnipoint Corp.:
14.00% 2003(2),(3),(5)                                                           36,843        38,611
11.625% 2006                                                                     31,200        33,072
11.625% 2006                                                                      8,250         8,745
11.50% 2009(2)                                                                    4,000         4,320
7.00% convertible preferred                                                         106        17,702
Omnipoint Midwest Holdings, LLC 9.608%-10.479% 2008                              29,750        29,602      1.39
OMNIPOINT MWST HLD FRN PP OMHA03        9.8175% 12-31-06-2                        5198          5172
OMPT FCLTY A-1 9.8175% 12-31-06-2                                                 1865          1856
OMNIPOINT MWST HLD FRN PP OMHA04        9.8175% 3-31-08-2                         9112          9066
OMNIPOINT MWST HLD FRN PP OMHA03        9.8175% 03-31-08-2                        7488          7450
OMNIPOINT MWST HLD FRN PP OMHA05        9.8175% 03-31-08-2                        2648          2635
OMNIPOINT MWST HLD FRN PP OMHA04        9.8175% 03-31-08-2                        2314          2303
OMNIPOINT MWST HLD FRN PP OMHA03        9.8175% 03-31-08-2                         843           839
OMNIPOINT MWST HLD FRN PP OMHA05        9.8175% 03-31-08-2                         282           281
Clearnet Communications Inc.:(1)
0%/11.75% 2007                                                                C$45,825         22,580
0%/10.40% 2008                                                                   53,500        23,402       .49
Crown Castle International Corp.:
0%/10.625% 2007(1)                                                              $17,000        12,835
12.75% senior exchangeable preferred 2010(3)                                     27,209share   28,162
0%/11.25% 2011(1)                                                                $7,500         4,688       .48
American Cellular Corp. 10.50% 2008                                              30,425        33,696       .36
Dobson Communications Corp.:
11.75% 2007                                                                       1,000         1,127
12.25% exchangeable preferred, redeemable 2008(3)                                22,208share   22,208       .25
Esat Telecom Group PLC:
units, 0%/12.50% 2007(1),(4),(5)                                                 $4,900         4,559
0%/12.50% 2007(1)                                                                 4,000         3,400
11.875% 2008                                                                     13,750        15,297       .25
Comcast UK Cable Partners Ltd. 0%/11.20% 2007(1)                                 22,000        20,900       .22
PageMart Wireless, Inc.:(1)
0%/15.00% 2005                                                                    9,000         7,897
0%/11.25% 2008                                                                   34,250        11,645       .21
Centennial Cellular Corp. 10.75% 2008                                            16,000        17,200       .18
VoiceStream Wireless Corp.:(2)
10.375% 2009                                                                      5,000         5,150
0%/11.875% 2009(1)                                                               17,000        10,285       .16
Cable & Wireless Communications PLC 6.75% 2008                                   12,500        12,315       .13
SpectraSite Holdings, Inc., Series B:(1)
 0%/12.00% 2008                                                                  12,500         7,375
 0%/11.25% 2009                                                                   4,750         2,541       .10
Cellco Finance NV:
12.75% 2005(2)                                                                    8,725         9,063
15.00% 2005                                                                         500           545       .10
PanAmSat Corp.:
6.00% 2003                                                                        2,400         2,226
6.125% 2005                                                                       5,250         4,652
6.375% 2008                                                                       3,000         2,558       .10
Comunicacion Celular SA, units, 0%/14.125% 2005(1),(2),(4),(5)                   17,568         8,404       .09
Dobson/Sygnet Communications Co. 12.25% 2008                                      4,500         4,995       .05
Telesystem International Wireless Inc. 0%/13.25% 2007(1)                          6,000         3,840       .04
Conecel Holdings Ltd., Series A, units, 14.00% 2000(2),(4),(5),(7)                6,053           605       .01
                                                                                            -------------------
                                                                                              625,134      6.60
                                                                                            -------------------

TRANSPORTATION - 3.88%
Continental Airlines, Inc., pass-through certificates:(8)
Series 1998-3, Class C-1, 7.08% 2004                                              3,000         2,932
Series C-2, 7.434% 2004                                                           2,000         1,952
Series 1998-3, Class C-2, 7.25% 2005                                             12,000        11,487
Series 1997-1, Class C, 7.42%  2007(6)                                            2,350         2,297
Series 1998-3, Class A-2, 6.32% 2008                                             15,000        13,610
Series 1999-2, Class A-2, 7.056% 2009                                             2,000         1,901
Series 1997-1, Class B, 7.46% 2014                                                  955           915
Series 1996-2, Class B, 8.56% 2014                                                1,860         1,886
Series 1999-1, 10.22% 2014                                                        5,703         6,007
Series 1996, Class B, 7.82% 2015                                                 12,304        12,016
Series 1996, Class C, 9.50% 2015                                                  4,557         4,691
Series 1997-1 Class A, 7.461% 2016                                               12,464        12,002
Series 1996-2, Class D, 11.50% 2016                                               3,905         4,191
Series 1997-4, Class A, 6.90% 2018                                               29,758        27,549
Series 1998-1, Class A,  6.648% 2019                                             36,204        32,844
Series 1999-1, Class B, 6.795% 2020                                              17,000        15,451      1.60
Airplanes Pass Through Trust, pass-through certificates,                         58,913        54,783       .58
Series 1, Class C, 8.15%  2019(8)
Jet Equipment Trust:(2)
Series 1994-A, Class B1, 10.91% 2006                                              6,364         6,841
Series 1994-A, Class B1,11.79% 2013                                               4,000         4,674
Series 1995-B, 10.91% 2014                                                        5,000         5,469
Series 1995-D, 11.44% 2014                                                       10,000        11,270
Series 1995-B, Class A, 7.63% 2015                                                4,051         3,964
Series 1995-B, Class C, 9.71% 2015                                                5,500         5,714
Series 1995-A, Class C, 10.69% 2015                                              10,500        11,581       .52
Atlas Air, Inc. Pass-Through Trusts, Series 1998-1, Class A, 7.38% 2019(8        40,295        36,545       .39
Delta Air Lines:
7.70% 2005(2)                                                                     2,000         1,976
7.90% 2009(2)                                                                     3,000         2,952
pass-through certificates, Series 1992-A2, 9.20% 2014(8)                         11,500        11,919
1990 Equipment trust certificates:(2)
Series I, 10.00% 2014                                                             5,000         5,430
Series J, 10.00% 2014                                                             5,000         5,430
Series F, 10.79% 2014                                                             1,700         1,946       .31
United Air Lines, Inc., pass-through certificates:(8)
Series 1995-A1, 9.02% 2012                                                       10,126        10,168
Series 1995-A2, 9.56% 2018                                                        8,000         8,307       .20
American Airlines, Inc., pass-through certificates,                               6,000         6,387       .07
Series 1991-C2, 9.73% 2014(8)
AIR 2 US, Series A, 8.027% 2020                                                   6,000         6,015       .06
Teekay Shipping Corp. 8.32% 2008                                                  6,000         5,505       .06
Union Pacific Capital Trust 6.25% TIDES convertible preferred(2)                    111         4,527       .05
USAir, Inc.:
1990 Equipment Trust Certificates:
Series A, 10.28% 2001                                                               754           761
Series B, 10.28% 2001                                                               754           761
Series C, 10.28% 2001                                                               530           535
pass-through trust, Series 1993-A3, 10.375% 2013(8)                               2,250         2,160       .04
                                                                                            -------------------
                                                                                              367,351      3.88
                                                                                            -------------------

DIVERSIFIED MEDIA & CABLE TELEVISION - 3.87%
NTL Inc.:
0%/12.75% 2005(1)                                                                17,750        17,750
Series B, 10.00% 2007                                                            10,000        10,250
0%/9.75% 2008(1)                                                                 12,500         8,719
11.50% 2008                                                                      11,000        11,880
0%/11.50% 2009(1),(2)                                                          P 15000          8,752       .60
Fox/Liberty Networks, LLC, FLN Finance, Inc.:
8.875% 2007                                                                     $24,250        24,674
0%/9.75% 2007(1)                                                                 36,325        29,060       .57
Charter Communications Holdings, LLC:
8.25% 2007(6)                                                                     5,000         4,650
0%/9.92% 2011(1)                                                                 61,500        35,978       .43
Liberty Media Corp.:(2)
7.875% 2009                                                                      37,400        37,228
8.50% 2029                                                                        1,000         1,019       .40
British Sky Broadcasting Group PLC 8.20% 2009                                    30,000        29,008       .31
Lenfest Communications, Inc.:
8.375% 2005                                                                      11,000        11,197
7.625% 2008                                                                       6,750         6,563       .19
TCI Communications, Inc.:
8.00% 2005                                                                       10,000        10,296
8.75% 2015                                                                        5,000         5,455       .17
Telemundo Holdings, Inc., Series A, 0%/11.50% 2008(1)                            25,375        15,098       .16
TeleWest PLC:
9.625% 2006                                                                       4,700         4,782
0%/11.00% 2007(1)                                                                 8,000         7,460       .13
Cablevision Industries Corp.:
8.125% 2009                                                                       9,250         9,088
9.875% 2013                                                                       2,000         2,110       .12
Century Communications Corp. 8.75% 2007                                           6,200         5,906
Adelphia Communications Corp. 8.375% 2008                                         5,000         4,650       .11
Falcon Holding Group, LP, Falcon Funding Corp. 8.375% 2010                       10,000        10,075       .11
Globo Comunicacoes E Partcipacoes Ltd.:
10.50% 2006(2)                                                                    9,480         8,224
10.50% 2006                                                                       2,000         1,735       .11
Multicanal Participacoes SA, Series B, 12.625% 2004                               6,875         6,944       .07
Time Warner Companies Inc. 7.25% 2017                                             7,000         6,534       .07
Cox Communications, Inc.:
7.75% 2006                                                                        4,000         4,039
6.80% 2028                                                                        2,500         2,192       .07
V2 Music Holdings PLC:(1),(2),(4),(5)
units, 0%/14.00% 2008                                                           L 7883          3,435
units, 0%/14.00% 2008                                                            $9,259         2,498       .06
Viacom Inc. 7.75% 2005                                                            5,000         5,033       .05
TVN Entertainment Corp., units, 14.50% 2008(2),(4),(5),(6)                       13,263         3,710       .04
Avalon Cable Holdings LLC 0%/11.875% 2008(1)                                      3,625         2,365       .02
News America Holdings Inc. 8.625% 2014                                         A$ 3250          2,013       .02
Coaxial Communications of Central Ohio, Inc. 10.00% 2006                         $2,000         1,980       .02
FrontierVision 11.00% 2006                                                        1,750         1,846       .02
Sun Media Corp. 9.50% 2007                                                        1,305         1,292       .01
Grupo Televisa, SA  0%/13.25% 2008(1)                                             1,000           910       .01
                                                                                            -------------------
                                                                                              366,398      3.87
                                                                                            -------------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 3.29%
Bell Atlantic Financial Services, Inc., senior exchangeable notes:
5.75% 2003                                                                       30,000        30,300
4.25%  2005                                                                      30,350        37,331       .71
Viatel, Inc.:
11.15% 2008                                                                    DM 7000          3,610
11.25% 2008                                                                      $6,775         6,741
0%/12.40% 2008(1)                                                              DM 3500          1,170
0%/12.50% 2008(1)                                                               $35,875        22,512
11.50% 2009                                                                       1,750         1,750       .38
COLT Telecom Group PLC:
units, 0%/12.00% 2006(1),(4)                                                      5,291        12,974
8.875% 2007                                                                    DM 9500          5,253
7.625% 2008                                                                      31,800        16,357       .37
NEXTLINK Communications, Inc.:
12.50% 2006                                                                      $3,000         3,240
9.625% 2007                                                                       3,000         2,948
9.00% 2008                                                                        8,250         7,817
0%/12.125% 2009(1),(2)                                                           30,250        17,621
14.00% preferred 2009(3)                                                         22,950share    1,228       .35
Time Warner Telecom Inc. 9.75% 2008                                             $26,650        27,316       .29
Global TeleSystems Group, Inc. 8.75% convertible debentures 2000(2)               7,500        24,750       .26
Allegiance Telecom, Inc.:
0%/11.75% 2008(1)                                                                21,000        14,989
12.875% 2008                                                                      4,450         5,029       .21
Qwest Communications International Inc.:(1)
0%/9.47% 2007                                                                    15,000        12,170
0%/8.29% 2008                                                                     7,500         5,884       .19
Loral Orion Network Systems, Inc. 11.25% 2007                                    23,260        17,445       .18
US Xchange, LLC 15.00% 2008                                                      16,750        13,065       .14
CEI Citicorp Holdings SA 11.25% 2007(2)                                       ARP 9500          7,768       .08
PTC International Finance BV 0%/10.75% 2007(1)                                   $9,450         6,355       .07
Versatel Telecom International NV 11.875% 2009                                  P 3875          4,171       .04
IMPSAT Corp. 12.375% 2008                                                        $2,500         2,231       .02
                                                                                            -------------------
                                                                                              312,025      3.29
                                                                                            -------------------

ENERGY & RELATED COMPANIES - 2.10%
PDVSA Finance Ltd.:
8.75% 2004(2)                                                                     2,000         1,957
9.375% 2007(2)                                                                   20,000        18,991
9.75% 2010(2)                                                                    17,250        16,278
7.40% 2016                                                                        9,700         7,144
7.50% 2028                                                                        2,000         1,404       .48
Union Pacific Resources Group Inc. 7.30% 2009                                    19,500        18,726
Norcen Energy Resources Ltd. 7.375% 2006                                         17,500        17,036       .38
Petrozuata Finance, Inc.:(2)
Series A, 7.63% 2009                                                             24,530        19,741
Series B, 8.22% 2017                                                             12,000         8,940       .30
Pemex Finance Ltd.:
8.875% 2010                                                                       7,000         6,929
Series 1999-2, Class A3, 10.61% 2017                                              8,000         8,828       .17
McDermott Inc. 9.375% 2002                                                       13,500        13,492       .14
Pogo Producing Co. 10.375% 2009                                                  11,000        11,440       .12
Louis Dreyfus Natural Gas Corp. 6.875% 2007                                      12,000        10,864       .11
Conoco Inc. 6.35% 2009                                                           10,000         9,265       .10
Cross Timbers Oil Co. 8.75% 2009                                                  7,025         6,639       .07
OXYMAR 7.50% 2016(2)                                                              8,500         5,649       .06
Husky Terra Nova Finance 8.45% 2012(2)                                            5,000         4,882       .05
Pioneer Natural Resources Co. 7.20% 2028                                          6,375         4,647       .05
Oil Co. Ltd. 8.90% 2000(2)                                                        3,706         3,716       .04
Apache Finance Pty Ltd. 7.00% 2009                                                2,000         1,901       .02
Clark Refining & Marketing, Inc. 8.375% 2007                                      1,500           930       .01
                                                                                            -------------------
                                                                                              199,399      2.10
                                                                                            -------------------

BROADCASTING & PUBLISHING - 1.74%
Chancellor Media Corp. of Los Angeles:
9.375% 2004                                                                       7,500         7,744
8.125% 2007                                                                      21,000        21,053
Series B, 8.75% 2007                                                              8,625         8,798
9.00% 2008                                                                        7,000         7,280
Capstar Broadcasting Corp. 12.00% preferred 2009(3)                              75,419share    8,522       .56
Hearst-Argyle Television, Inc.:
7.00% 2018                                                                      $18,500        16,437
7.50% 2027                                                                        5,500         5,083       .23
Young Broadcasting Inc.:
10.125% 2005                                                                      3,500         3,561
Series B, 8.75% 2007                                                             14,250        13,644       .18
Cox Radio, Inc. 6.375% 2005                                                      18,000        16,788       .18
Ziff-Davis Inc. 8.50% 2008                                                        9,500         9,892       .11
Antenna TV SA 9.00% 2007                                                          9,750         8,970       .09
RBS Participacoes SA 11.00% 2007(2)                                              10,000         8,475       .09
Transwestern  Publishing Co. LLC 9.625% 2007                                      7,250         7,196       .08
Cumulus Media Inc. 13.75% preferred 2009 (3)                                      4,563share    5,133       .05
Muzak LLC: 9.875% 2009
9.875% 2009                                                                       3,500         3,404
0%/13.00% 2010 (1)                                                                2,000         1,190       .05
Sun Media Corp. 9.50% 2007                                                        3,834         3,796       .04
STC Broadcasting, Inc. 11.00% 2007                                                3,250         3,226       .03
American Media Operation 10.25% 2009                                              3,000         3,038       .03
Gray Communication Systems, Inc. 10.625% 2006                                     2,000         2,065       .02
                                                                                            -------------------
                                                                                              165,295      1.74
                                                                                            -------------------

ELECTRICAL & GAS UTILITIES - 1.69%
Israel Electric Corp. Ltd.:(2)
7.25% 2006                                                                        7,165         6,775
7.75% 2009                                                                       44,500        42,960
8.25% 2009                                                                        3,600         3,589
7.70% 2018                                                                        8,500         7,549
7.875% 2026                                                                      13,000        11,411
7.75% 2027                                                                       20,000        17,283
8.10% 2096                                                                       14,405        11,848      1.07
Peco Energy Transition Trust, Series 1999-A, Class A6, 6.05% 2009                17,500        16,417       .17
Edison Mission Energy 7.73% 2009(2)                                              10,000         9,893       .10
The Williams Companies, Inc. 6.625% 2004                                          2,000         1,930
Williams Holdings of Delaware, Inc.:
6.125% 2003                                                                       2,000         1,897
6.25% 2006                                                                        5,000         4,651
6.50% 2008                                                                        1,000           916       .10
The Coastal Corp.:
6.50% 2006                                                                        2,500         2,351
6.375% 2009                                                                       3,550         3,230
6.95% 2028                                                                        2,675         2,331       .08
Energen Corp., Series B, 7.125% 2028                                              6,000         5,299       .06
Tennessee Gas Pipeline Co. 7.625% 2037                                            5,110         4,766       .05
Transener SA:
8.625% 2003                                                                       1,000           938
9.25% 2008(2)                                                                     4,250         3,708       .05
Columbia Gas System, Inc., Series C, 6.80% 2005                                     796           755       .01
                                                                                            -------------------
                                                                                              160,497      1.69
                                                                                            -------------------

LEISURE & TOURISM - 1.60%
William Hill Finance 10.625% 2008                                              L 11243         18,616       .20
Mirage Resorts, Inc.:
6.625% 2005                                                                      $7,500         6,858
6.75% 2007                                                                        6,500         5,729
6.75% 2008                                                                        6,750         5,930       .19
Boyd Gaming Corp.:
9.25% 2003                                                                       13,475        13,643
9.50% 2007                                                                        3,500         3,465       .18
FelCor Suites LP 7.375% 2004                                                     13,650        12,416       .13
Premier Parks Inc.:
9.25% 2006                                                                        7,000         6,895
9.75% 2007                                                                        1,250         1,278
0%/10.00% 2008(1)                                                                 4,500         3,083       .12
Capstar Hotel Co. 8.75% 2007                                                     12,020        10,818       .11
Carmike Cinemas, Inc., Series B, 9.375% 2009                                     11,375         9,953       .11
Friendly Ice Cream Corp. 10.50% 2007                                             10,125         8,606       .09
AMF Bowling Worldwide, Inc.:
10.875% 2006                                                                      8,339         3,502
0%/12.25% 2006(1)                                                                13,050         4,176
0% convertible debentures 2018(2)                                                11,084           471       .09
Harrah's Operating Co., Inc. 7.875% 2005                                          6,000         5,775       .06
KSL Recreation Group, Inc. 10.25% 2007                                            5,600         5,600       .06
Six Flags Entertainment Corp. 8.875% 2006                                         5,000         4,888       .05
Horseshoe Gaming, LLC, Series B:
9.375% 2007                                                                       2,000         2,000
8.625% 2009                                                                       3,000         2,865       .05
Joseph E. Seagram & Sons, Inc. 6.80% 2008                                         5,000         4,685       .05
Jupiters Ltd. 8.50% 2006                                                          3,000         2,910       .03
International Game Technology 7.875% 2004                                         3,000         2,895       .03
Sun International Hotels Ltd., Sun International North America, Inc. 9.00         3,000         2,895       .03
Royal Caribbean Cruises Ltd. 7.25% 2018                                           2,000         1,786       .02
                                                                                            -------------------
                                                                                              151,738      1.60
                                                                                            -------------------

HEALTH CARE - 1.47%
Columbia/HCA Healthcare Corp.:
6.125% 2000                                                                       8,500         8,276
6.41% 2000                                                                        1,000           992
7.60% 2001                                                                        1,750         1,717
7.15% 2004                                                                        1,500         1,410
6.91% 2005                                                                       16,410        15,015
7.00% 2007                                                                       12,750        11,379
8.85% 2007                                                                       24,105        23,563
8.70% 2010                                                                        4,250         4,038
9.00% 2014                                                                        5,650         5,452
7.69% 2025                                                                        5,000         4,100       .80
Lilly Del Mar Inc. 7.355% 2029 (2)(6)                                            18,000        18,017       .19
Concentra Operating Corp., Series A, 13.00% 2009(2)                              15,500        13,950       .15
Paracelsus Healthcare Corp. 10.00% 2006                                          20,575        11,934       .13
McKesson Corp.:
6.30% 2005                                                                        3,050         2,632
6.40% 2008                                                                        6,500         5,328       .08
Nationwide Health Properties, Inc., Series A, 7.677%                            100,000share    6,267       .07
 preferred cumulative step-up premium rate(1)
Integrated Health Services, Inc.:(7)
5.75% convertible debentures 2001                                               $12,750           255
10.25% 2006(6)                                                                    9,350           771
Series A, 9.50% 2007                                                             12,175         1,004
Series A, 9.25% 2008                                                             32,657         2,694       .05
Mariner Health Group, Inc. 9.50% 2006(7)                                          7,300            73       .00
                                                                                            -------------------
                                                                                              138,867      1.47
                                                                                            -------------------

MULTI-INDUSTRY - 1.39%
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed                        1,670,000share   33,818
perpetual capital securities(2)
Swire Pacific Offshore Financing Ltd. 9.33% cumulative                          230,000         5,003       .41
guaranteed perpetual capital securities(2)
Wharf International Finance Ltd., Series A, 7.625% 2007                         $25,000        23,213       .25
Federal-Mogul Corp.:
7.75% 2006                                                                       10,000         9,259
7.50% 2009                                                                       12,500        11,079       .21
Reliance Industries Ltd.:(2)
8.25% 2027                                                                       10,000         9,506
10.50% 2046                                                                         250           238
10.25% 2097                                                                      10,750         9,465       .20
Tyco International Group SA 6.875% 2002(2)                                       18,000        17,750       .19
Hutchison Whampoa Finance Ltd.:(2)
7.45% 2017                                                                        3,000         2,674
Series D, 6.988% 2037                                                            10,000         9,381       .13
                                                                                            -------------------
                                                                                              131,386      1.39
                                                                                            -------------------

FOREST PRODUCTS & PAPER - 1.28%
Container Corp. of America:
10.75% 2002                                                                       4,800         4,968
9.75% 2003                                                                       18,815        19,191
Series A, 11.25% 2004                                                             8,000         8,280       .34
Scotia Pacific Co. LLC, Series B:
Class A-1, 6.55% 2028                                                             1,424         1,342
Class A-2, 7.11% 2028                                                            31,400        27,455       .30
Kappa Beheer BV:(2)
10.625% 2009                                                                    P 5500          5,837
0%/12.50% 2009(1)                                                                 9,500         5,997       .12
Copamex Industrias, SA de CV, Series B, 11.375% 2004                            $11,880        10,781       .11
Grupo Industrial Durango, SA de CV:
12.00% 2001                                                                       3,000         3,008
12.625% 2003                                                                      7,625         7,587       .11
Indah Kiat Finance Mauritius Ltd.:
11.875% 2002                                                                        300           266
10.00% 2007                                                                      12,075         8,996       .10
Pindo Deli Finance Mauritius Ltd.:
10.25% 2002                                                                       6,000         4,755
10.75% 2007                                                                       3,625         2,637       .08
Scotia Pacific Co. LLC, Series B, Class A-3, 7.71% 2014                          10,143         7,303       .08
Paperboard Industries International Inc. 8.375% 2007                              1,700         1,615       .02
Pacifica Papers 10.00% 2009                                                       1,475         1,523       .02
APP International Finance Co. BV 11.75% 2005                                        275           232       .00
                                                                                            -------------------
                                                                                              121,773      1.28
                                                                                            -------------------

ELECTRICAL & ELECTRONICS - 1.05%
Hyundai Semiconductor America, Inc.:(2)
8.25% 2004                                                                        7,705         6,800
8.625% 2007                                                                      20,700        17,207       .25
Zilog, Inc. 9.50% 2005                                                           22,750        20,930       .22
Advanced Micro Devices, Inc.:
11.00% 2003                                                                      13,265        13,066
6.00% convertible subordinated notes 2005                                         7,500         7,650       .22
EarthWatch Inc.:(2),(5)
0%/12.50% 2005(1)                                                                17,280        11,548
Series B, 7.00% convertible preferred 2009(3)                                       942         3,250
Series C, 8.50% convertible preferred 2009(3)                                        80           137       .16
Samsung Electronics Co., Ltd. 7.45% 2002(2)                                      11,000        10,820       .11
Fairchild Semiconductor Corp.:
10.125% 2007                                                                      3,000         3,060
10.375% 2007                                                                      2,000         2,040       .05
First International Computer Corp. 1.00% convertible debentures 2004(2)           3,000         3,360       .04
                                                                                            -------------------
                                                                                               99,868      1.05
                                                                                            -------------------

CONSUMER & BUSINESS SERVICES - 1.01%
USA Waste Services, Inc.:
6.50% 2002                                                                        9,050         8,381
7.00% 2004                                                                        6,750         6,118
7.125% 2007                                                                       4,000         3,499
6.125% 2011(6)                                                                    8,078         7,688
Waste Management, Inc.:
6.00% 2001(2)                                                                       750           718
7.70% 2002                                                                        5,161         4,942
WMX Technologies, Inc.:
6.375% 2003                                                                       3,706         3,339
7.00% 2006                                                                        4,000         3,498       .40
Allied Waste North America, Inc. 10.00% 2009(2)                                  29,500        26,329       .28
Sotheby's Holdings, Inc. 6.875% 2009                                             20,000        17,865       .19
Kindercare Learning Centers, Inc., Series B, 9.50% 2009                           5,000         4,813       .05
Protection One Alarm Monitoring, Inc.:
6.75% convertible debentures 2003                                                 5,000         2,500
13.625% 2005(6)                                                                   3,560         2,207       .05
Stericycle, Inc. 12.375% 2009(2)                                                  2,250         2,295       .02
Polestar Corp. PLC 10.50% 2008                                                   L 900          1,394       .01
Teletrac Inc.:(5)
10.00% 2000                                                                     $195.00           195
units, 9.00% 2004(4),(12)                                                          1351           737       .01
Safety-Kleen Services, Inc. 9.25% 2008                                              250           242       .00
                                                                                            -------------------
                                                                                               96,760      1.01
                                                                                            -------------------

GENERAL RETAILING & MERCHANDISING - 1.01%
J. C. Penney Co., Inc.:
7.60% 2007                                                                       15,000        13,943
7.625% 2007                                                                       5,880         4,577
7.65% 2016                                                                        4,000         3,451
7.95% 2017                                                                       36,500        32,453       .58
Kmart Corp. 9.78% 2020                                                           12,250        12,572       .13
Sunglass Hut International Ltd. 5.25% convertible debentures 2003                11,150         8,976       .10
DR Securitized Lease Trust, pass-through certificates,                            8,000         7,860       .08
Series 1994 K-2, 9.35% 2019(8)
Federated Department Stores, Inc.:
8.125% 2002                                                                       5,000         5,080
6.30% 2009                                                                        3,000         2,728       .08
Dillard's, Inc. 7.13% 2018                                                        2,750         2,357       .02
The Boyds Collection, Ltd.,Series B, 9.00% 2008                                   1,806         1,716       .02
                                                                                            -------------------
                                                                                               95,713      1.01
                                                                                            -------------------

METALS - .82%
Freeport-McMoRan Copper & Gold Inc.:
7.50% 2006                                                                       34,000        24,942
7.20% 2026                                                                       18,000        13,597       .41
Doe Run Resources Corp., Series B:
12.231% 2003(6)                                                                   3,000         2,760
11.25% 2005                                                                      16,000        15,160       .19
Inco Ltd. 9.60% 2022                                                             16,000        15,502       .16
Pohang Iron & Steel Co., Ltd.:
7.50% 2002                                                                        1,000           989
6.625% 2003                                                                       2,500         2,386       .04
Kaiser Aluminum and Chemical Corp. 12.75% 2003                                    2,000         2,000       .02
                                                                                            -------------------
                                                                                               77,336       .82
                                                                                            -------------------

FOOD & FOOD PRODUCTS - .64%
Nabisco, Inc.:
7.05% 2007                                                                        8,500         7,863
7.55% 2015                                                                        9,000         8,312
6.125% 2033(6)                                                                    2,500         2,386
6.375% 2035(6)                                                                   19,900        18,482       .39
Fage Dairy Industry SA 9.00% 2007                                                 8,250         7,260       .08
Gruma, SA de CV 7.625% 2007                                                       8,000         6,960       .07
Home Products International, Inc. 9.625% 2008                                     6,250         5,703       .06
New World Pasta Co. 9.25% 2009                                                    4,000         3,700       .04
                                                                                            -------------------
                                                                                               60,666       .64
                                                                                            -------------------

MISCELLANEOUS MATERIALS & COMMODITIES - .46%
Equistar Chemicals LP:
6.50% 2006                                                                        7,800         6,917
8.75% 2009                                                                        7,500         7,412       .15
Printpack, Inc.:
Series B, 9.875% 2004                                                             4,075         4,075
10.625% 2006                                                                      9,465         9,134       .14
Graham Packaging Co.:
8.75% 2008                                                                        3,625         3,480
0%/10.75% 2009(1)                                                                 7,975         5,423       .10
Anchor Glass Container Corp. 11.25% 2005                                          4,000         3,600       .04
Impress Metal Packaging Holdings BV 9.875% 2007                            DM C5596500          3,243       .03
                                                                                            -------------------
                                                                                               43,284       .46
                                                                                            -------------------

INDUSTRIAL COMPONENTS - .31%
TRW Inc. 7.125% 2009                                                            $12,375        11,717       .12
Tekni-Plex, Inc. 9.25% 2008                                                       8,250         8,456       .09
Hayes Wheels International, Inc. 9.125% 2007                                      4,500         4,354       .05
Cooper Tire & Rubber Co. 7.25% 2002                                               4,000         3,956       .04
BREED Technologies, Inc. 9.25% 2008(7)                                           32,000           480       .01
                                                                                            -------------------
                                                                                               28,963       .31
                                                                                            -------------------

BEVERAGES & TOBACCO - .20%
Canandaigua Wine Co., Inc.:
Series C, 8.75% 2003                                                              7,500         7,481
8.75% 2003                                                                        6,650         6,500       .15
Delta Beverage Group, Inc. 9.75% 2003                                             4,750         4,750       .05
                                                                                            -------------------
                                                                                               18,731       .20
                                                                                            -------------------

MACHINERY & ENGINEERING - .18%
John Deere Capital Corp. 8.625% 2019                                             16,850        17,427       .18
                                                                                            -------------------
                                                                                               17,427       .18
                                                                                            -------------------

OTHER - .09%
Salton/Maxim Housewares, Inc. 10.75% 2005                                         8,250         8,498       .09
                                                                                            -------------------
                                                                                                8,498       .09
                                                                                            -------------------

FINANCE
BANKS & THRIFTS - 9.27%
SocGen Real Estate Co. LLC, Series A, 7.64%/8.406% (undated)(2),(6)             100,000        90,241       .95
Fuji International Finance (Bermuda) Trust, Fuji Bank,                            7,500         7,266
 Ltd. 7.30% Eurodollar Note (undated)
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred(2),(6)          65,750        65,750       .77
Banque Nationale de Paris 6.765% (undated)(6)                                    12,500        12,109
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred(2)                64,000        59,583       .76
Bankers Trust New York Corp.:
6.70% 2007                                                                       20,000        18,804
7.50% 2015                                                                       18,500        17,533
Deutsche Bank Capital Funding Trust I, 7.872% (undated)(2),(6)                   19,500        18,499       .58
Tokai Preferred Capital Co. LLC, Series A, 9.98%/                                50,500        50,313       .53
11.091% noncumulative preferred(2)
MBNA Corp., MBNA Capital:
A, Series A, 8.278% 2026                                                         24,000        20,886
B, Series B, 7.005% 2027(6)                                                      32,800        27,035       .51
Advanta Corp.:
Series D, 6.54% 2000                                                             10,600        10,588
Series D, 6.60% 2000                                                              6,000         5,995
Series B, 7.00% 2001                                                              4,000         3,750
Series D, 6.925% 2002                                                             2,500         2,280
6.925% 2002                                                                       2,000         1,824
Advanta Capital Trust I 8.99% 2026                                               11,000         7,590       .34
NB Capital Corp. 8.35% exchangeable depositary shares                         1,200,000share   25,800
National Bank of Canada 5.456% (undated)(6)                                      $5,000         3,836       .31
Bank of Scotland 7.00% (undated)(2),(6)                                          30,000        27,755       .29
Ahmanson Capital Trust I Capital Securities, Series A, 8.36% 2026(2)              2,030         1,930
Great Western Financial Trust II, Series A, 8.206% 2027                           2,055         1,921
Washington Mutual Capital I Subordinated Capital Income Securities 8.375%        22,000        20,939       .26
Capital One Bank:
6.375% 2003                                                                       5,000         4,795
6.40% 2003                                                                        2,000         1,914
6.70% 2008                                                                        5,000         4,573
Capital One Financial Corp. 7.25% 2006                                            2,500         2,360
Capital One Capital I 7.755% 2027(2),(6)                                         10,000         8,634       .24
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred(2)        23,450        22,160       .23
National Westminster Bank PLC 7.75% (undated)(6)                                 23,000        22,101       .23
Paribas, New York Branch 6.95% 2013                                              24,000        21,682       .23
Skandinaviska Enskilda Banken 7.50% (undated)(6)                                 23,000        20,384       .22
Canadian Imperial Bank of Commerce 6.063% Eurodollar Note (undated)(6)           25,000        19,933       .21
HSBC America Capital 8.38% 2027(2)                                               19,375        18,455       .20
Standard Chartered Bank:(6)
6.25% Eurodollar Note (undated)                                                  15,000        10,096
6.275% (undated)                                                                  5,000         3,527       .14
Imperial Capital Trust I, Imperial Bancorp 9.98% 2026                            15,000        13,326       .14
Bayerische Vereinsbank 5.50% 2008                                              P 13271         13,278       .14
Chevy Chase Preferred Capital Corp. 10.375%                                     242,900share   11,811       .12
Riggs National Corp. 8.625% 2026                                                 $5,400         4,668
Riggs Capital Trust II 8.875% 2027                                                7,500         6,687       .12
Chase Capital III, floating rate capital securities, Series C, 6.66% 2027         8,500         7,987
Chase Capital II, global floating rate capital securities, Series B, 6.70         3,500         3,308       .12
Abbey National PLC 6.70% (undated)(6)                                            12,500        11,273       .12
Allegemeine Hypotheken Bank AG 5.00% 2009 (2)                                  P 11000         10,492       .11
J.P. Morgan & Co. Inc., Series A.:
6.00% 2009                                                                       $1,650         1,477
6.783% 2012(6)                                                                   10,000         8,644       .11
Dime Capital Trust I, Dime Bancorp, Inc., Series A, 9.33% 2027                   10,500        10,037       .11
Allfirst Preferred Capital Trust 7.678% SKATES 2029 (6)                          10,000         9,900       .10
Fleet Capital Trust 7.14% 2028(6)                                                10,000         9,880       .10
Royal Bank of Scotland 8.375% 2007                                              L 4900          8,403       .09
Bank of Nova Scotia 6.063% Eurodollar note (undated)(6)                         $10,000         8,053       .09
Hongkong and Shanghai Banking Corp. 6.188% (undated)(6)                          10,000         8,051       .08
Bank One Corp., Series A, 6.00% 2009                                              8,500         7,560       .08
Lloyds Bank (#2) 6.313% (undated)(6)                                              8,000         6,856       .07
Allied Irish Banks Ltd. 6.75% (undated)(6)                                        7,000         6,070       .06
Hypothekenbank in Essen AG 5.25% 2008                                           P 6000          5,924       .06
BCI U.S. Funding Trust I 8.01% (undated)(2),(6)                                  $6,000         5,474       .06
Halifax Building Society 8.75% 2006                                             L 3000          5,256       .06
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred(2)                  $5,000         4,975       .05
Bay View Capital 9.125% 2007                                                      5,500         4,675       .05
Rheinische Hypothekenbank Eurobond 4.25% 2008                                   P 5000          4,565       .05
Midland Bank 6.438% Eurodollar note (undated)(6)                                 $5,000         4,213       .04
Bergen Bank 6.00% (undated)(6)                                                    5,000         3,857       .04
Christiana Bank Og Kreditkasse 6.25%(6)                                           4,000         3,080       .03
Sovereign Bancorp, Inc. 10.50% 2006                                               2,500         2,550       .03
Komercni Finance BV 9.00%/10.75% 2008(2),(6)                                      2,000         1,865       .02
Korea Development Bank 6.625% 2003                                                  750           722       .01
Banco General, SA 7.70% 2002(2)                                                     500           475       .01
                                                                                            -------------------
                                                                                              878,233      9.27
                                                                                            -------------------

FINANCIAL SERVICES - 3.27%
Ford Motor Credit Co.:
5.25% 2008                                                                    DM 32000         15,640
5.80% 2009                                                                      $30,000        26,588
7.375% 2009                                                                      42,250        41,711       .89
BHP Finance Ltd.:
6.69% 2006                                                                       21,800        20,673
8.50% 2012                                                                       20,000        20,760
6.75% 2013                                                                       10,000         8,924       .53
General Motors Acceptance Corp.:
0.34% 2002(6)                                                                Y 3600000         35,204
5.85% 2009                                                                      $10,000         8,835       .46
Household Finance Corp.:
6.00% 2004                                                                       10,000         9,423
6.44% 2005(6)                                                                     6,000         5,978
7.20% 2006                                                                        5,000         4,911
6.40% 2008                                                                       11,000        10,169       .32
Providian National Bank 6.65% 2004                                               10,000         9,441
Providian Financial Corp. 9.525% 2027(2)                                         16,750        14,195       .25
AB Spintab:
6.00% 2009                                                                   SKR 23000          2,637
6.80% (undated)(2),(6)                                                           $6,500         6,287
7.50% (undated)(2),(6)                                                           11,000        10,532       .20
Nykredit 6.00% 2029(8)                                                      DKR 105954         13,350       .14
Bankunited Capital Trust, Bankunited Financial Corp., 10.25% 2026               $10,000         8,700       .09
AT&T Capital Corp. 6.60% 2005                                                     9,000         8,655       .09
Wharf Capital International, Ltd. 8.875% 2004                                     7,457         7,478       .08
Heller Financial, Inc. 6.00% 2004                                                 7,500         7,121       .08
Wilshire Real Estate Investment Trust 24.00% 2000(6)                              6,496         5,197       .05
Green Tree Financial Corp. 6.50% 2002                                             4,000         3,783       .04
Associates Corp. of North America 5.85% 2001                                      2,500         2,478       .03
Lend Lease (US) Finance Inc. 6.75% 2005                                           1,500         1,442       .02
                                                                                            -------------------
                                                                                              310,112      3.27
                                                                                            -------------------

REAL ESTATE - 1.29%
Irvine Co. 7.46% 2006(2),(5)                                                     15,000        13,759
Irvine Apartment Communities, LP 7.00% 2007                                       5,875         5,216       .20
CarrAmerica Realty Corp:
Series B, 8.57% cumulative redeemable preferred                                 710,100share   11,450
Series C, 8.55% cumulative redeemable preferred                                 413,100         6,610       .19
ProLogis Trust:
7.25% 2002                                                                         $750           741
7.05% 2006                                                                        8,000         7,538
Series D, 7.92% preferred                                                       380,000share    6,935       .16
EOP Operating LP:
6.763% 2007                                                                      $5,000         4,629
6.75% 2008                                                                       11,500        10,576       .16
Archstone Communities Trust:
7.20% 2013                                                                        9,000         7,990
Series C, 8.625% convertible preferred                                          200,000share    3,950       .13
ERP Operating LP:
7.95% 2002                                                                       $3,750         3,766
7.57% 2026                                                                        8,000         7,829       .12
Beverly Finance Corp. 8.36% 2004(2)                                               7,500         7,591       .08
Duke-Weeks Realty Corp., Series B, 7.99% preferred                              150,000share    6,563       .07
cumulative step-up premium rate(1)
Simon DeBartolo Group, Inc., Series C, 7.89% preferred                          150,000         6,300       .07
cumulative step-up premium rate(1)
New Plan Realty Trust, Series D, 7.80% preferred                                112,500         4,922       .05
cumulative step-up premium rate(1)
IAC Capital Trust, Series A, 8.25% TOPRS preferred                              220,000         4,070       .04
Wellsford Residential Property Trust:
7.25% 2000                                                                       $1,000           997
7.75% 2005                                                                        1,000           989       .02
                                                                                            -------------------
                                                                                              122,421      1.29
                                                                                            -------------------

INSURANCE - 1.06%
Royal and Sun Alliance Insurance Group PLC 8.95% 2029(2)                         33,000        33,700       .36
ReliaStar Financial Corp.:
8.625% 2005                                                                       5,000         5,172
8.00% 2006                                                                       23,250        23,380       .30
Jefferson-Pilot Corp. 8.14% 2046(2)                                               6,000         5,529
Jefferson-Pilot Capital Trust 8.285% 2046(2)                                      8,500         7,968       .14
Conseco, Inc. 9.00% 2006                                                         10,000        10,305       .11
Lindsey Morden Group Inc., Series B, 7.00% 2008(2)                            C$ 16000          9,901       .10
Aflac Inc. 6.50% 2009                                                            $5,000         4,588       .05
                                                                                            -------------------
                                                                                              100,543      1.06
                                                                                            -------------------

COLLATERALIZED MORTGAGE/ASSET-BACKED OBLIGATIONS
 (EXCLUDING THOSE ISSUED BY FEDERAL AGENCIES) - 7.64%(8)
Green Tree Financial Corp., pass-through certificates:
Series 1994-A, Class NIM,  6.90% 2004                                             1,158         1,150
Series 1995-A, Class NIM,  7.25% 2005                                             8,362         7,847
Series 1993-2, Class B, 8.00%  2018                                               2,250         1,979
Series 1997-A, Class HI-M1,  7.47% 2023                                           1,000           979
Series 1995-3, Class B-2, 8.10% 2025                                              5,000         4,058
Series 1995-8, Class B2, 7.65% 2026                                               4,000         3,128
Series 1995-6, Class B2, 8.00% 2026                                               2,450         1,939
Series 1995-9, Class A-5, 6.80% 2027                                              8,000         7,957
Series 1996-7, Class A6, 7.65% 2027                                               2,100         2,099
Series 1996-6, Class B2, 8.35% 2027                                              10,540         8,752
Series 1996-5, Class B-2, 8.45% 2027                                              1,246         1,036
Series 1997-1, Class A-5,  6.86% 2028                                             1,500         1,480
Series 1996-10, Class A-6, 7.30% 2028                                             8,500         8,167
Series 1998-4, Class B2, 8.11% 2028                                              13,350        10,734
Series 1997-6, Class A7, 7.14% 2029                                              15,700        15,489
Green Tree Recreational, Equipment and Consumer Trust:
Series 1999-A, Class A-6, 6.84% 2029                                              5,000         4,919
Series 1997-D, Class CTFS, 7.25% 2029                                             8,500         7,004       .94
PP&L Transition Bond Co. LLC:
Series 1999-1, Class A-5, 6.83% 2007                                             22,000        21,882
Series 1999-1, Class A-7, 7.05% 2009                                             27,500        27,473
Series 1999-1, Class A-8, 7.05% 2009                                             17,225        17,146       .70
First Consumer Master Trust, Series 1999-A, Class A, 5.80% 2005(2)               51,000        48,940       .52
Residential Funding Mortgage Securities I, Inc.:
pass-through certificates, Series 1999-S17, Class A-1,  6.50% 2014               41,687        39,602
Series 1998-S17, Class M-1, 6.75% 2028                                            3,948         3,598       .46
Metris Master Trust:(2),(6)
Series 1998-1A, Class C, 6.443% 2005                                             23,645        23,281
Series 1997-2, Class C, 7.511% 2006                                              14,400        14,080       .39
CSFB Finance Co. Ltd., Series 1995-A, 5.977% 2005(2),(6)                         42,400        36,464       .38
Structured Asset Securities Corp.:(2),(6),(8)
Series 1998-RF2, Class A, 8.549% 2022                                            31,764        32,488
Series 1998-RF1, Class A,  8.676% 2027                                            3,179         3,267       .38
Garanti Trade Payment Rights Master Trust, Series                                35,000        34,892       .37
1999-B, Class 1, 10.81% 2004(2)
First USA Credit Card Master Trust, Class A, floating
rate asset-backed certificates:(2)
Series 1998-7  7.061% 2004(6)                                                     4,000         3,973
Series 1999-1, Class C, 6.42% 2006                                                2,500         2,382
Series 1998-4, 6.961% 2008(6)                                                    15,000        14,720
Series 1998-8, 7.361% 2008(6)                                                     5,626         5,599
Series 1997-4, 7.46% 2010(6)                                                      6,630         6,465       .35
H. S. Receivables Corp.:(2)
Series 1999-1, Class A, 8.13% 2004                                               22,500        22,275
Series 1999-3, Class A, 9.60% 2006                                                2,000         2,000       .26
Puerto Rico Public Financing Corp., Series 1, Class A, 6.15% 2008                20,768        20,145       .21
GE Capital Mortgage Services Inc.:
Series 1994-15, Class A10, 6.00% 2009                                            16,376        14,743
Series 1994-9, Class A9, 6.50% 2024                                               4,935         4,368       .20
Structured Asset Notes Transaction, Ltd., Series 1996-A,                         15,940        15,706       .16
Class A1, 7.156% 2003(2)
NPF XII, Inc., Series 1999-2, Class A, 7.05% 2003(2)                             15,000        14,745       .15
Boston Edison Co., Series 1999-1, Class A-5, 7.03% 2012                          14,800        14,451       .15
Ocwen Residential MBS Corp., Series 1998-R1,                                     15,063        14,242       .15
Class AWAC, 3.985% 2027(2),(6)
FIRSTPLUS Home Loan Owner Trust:
Series 1997-1, Class A-7, 7.16% 2018                                             10,000         9,850
Series 1997-3, Class B-1, 7.79% 2023                                              5,000         4,135       .15
Sears Credit Account Master Trust:
II, Series 1998-2, Class A, 5.25% 2008                                            9,000         8,435
Series 1999-1, Class A, 5.65% 2009                                                5,000         4,733       .14
MBNA Master Credit Card Trust:(2)
Series 1999-D, Class B, 6.95% 2008                                                4,700         4,469
Series 1998-E, Class C, 6.60% 2010                                                5,000         4,501       .09
ComEd Transitional Funding Trust, Transitional Funding Trust Note:
Series 1998, Class A-4, 5.39%, 2005                                               3,500         3,358
Series 1998, Class A-6, 5.63% 2009                                                6,000         5,563       .09
Residential Asset Securitization Trust, Series 1997-A3, Class B1, 7.75% 2         9,134         8,905       .09
Ditech Home Loan Owner Trust, Series 1998-1, Class B1, 9.50% 2029                10,500         8,768       .09
Capital One:(2)
Secured Note Trust, Series 1999-2, 6.028% 2005(6)                                 6,250         6,209
Master Trust, Series 1999-1, Class C, 6.60% 2007                                  2,500         2,390       .09
PNC Mortgage Securities Corp., Series 1998-10, Class 1-B1, 6.50% 2028(2)          9,488         8,468       .09
Norwest Asset Securities Corp., Series 1998-31, Class A-1, 6.25% 2014             8,595         8,149       .09
NPF VI, Inc., Series 1999-1, Class A, 6.25% 2003(2)                               5,000         4,888
NPF XII, Inc., Series 1999-3, Class B, 6.54% 2003(2),(6)                          3,000         2,999       .08
Grupo Financiero Banamex Accival, SA de CV 0% 2002(2)                             8,694         7,828       .08
Providian Master Trust, Series 1999-2, Class A, 6.60% 2007                        7,500         7,446       .08
The Money Store Trust:
Series 1997-1, Class A-2, 6.81% 2011                                              2,654         2,651
Series 1996-D, Class A-14, 6.985% 2016                                            4,000         3,949       .07
GS Escrow Corp. 7.125% 2005                                                       5,000         4,494
GS Mortgage Securities Corp., Series 1998-2, Class M, 7.75% 2027(2)               1,162         1,125       .06
First Nationwide, Series 1999-2, Class 1PA1, 6.50% 2029                           5,585         5,231       .06
EquiCredit Funding asset-backed certificates, Series 1996-A, Class A2, 6.           253           253
EQCC Home Equity Loan Trust, asset-backed certificates,                           5,000         4,948       .05
Series 1999-3, Class A-3F, 7.067% 2024
Standard Credit Card Master Trust I, Series 1994-2A, Class A, 7.25% 2008          5,000         4,945       .05
Collateralized Mortgage Obligation Trust, Series 63, Class Z, 9.00% 2020          4,555         4,671       .05
Travelers Mortgage Securities Corp., Series 1, Class Z2, 12.00% 2014              4,116         4,491       .05
Ryland Acceptance Corp. Four, Series 88, Class E, 7.95% 2019                      4,424         4,420       .05
Prudential Home Mortgage Securities Co., Inc., Series 1993-48,                    4,466         4,354       .05
 Class A-6, 6.25%  2008
Merrill Lynch Mortgage Investors, Inc., Seller Manufactured Housing               3,973         3,955       .04
Contracts, Series 1995-C2, Class A-1, 6.911% 2021(6)
Triad Auto Receivables Owner Trust, Series 1999-1, Class A2, 6.09% 2005           3,000         2,930       .03
Bear Stearns Structured Securities Inc., Series 1997-2,                           2,665         2,644       .03
Class AWAC, 4.521% 2036(2),(6)
Nationsbanc Montgomery Funding Corp., Series 1998-5, Class A-1, 6.00% 201         2,697         2,533       .03
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B1, 7.75% 2         2,538         2,473       .03
UCFC Acceptance Corp., Series 1996-D1, Class A-4, 6.776% 2016                     2,400         2,396       .03
Chase Manhattan Bank, NA, Series 1993-I, Class 2A5, 7.25% 2024                    2,093         2,082       .02
Citicorp Mortgage Securities, Inc., Series 1988-16, Class A1, 10.00% 2018           548           550       .01
                                                                                            -------------------
                                                                                              723,833      7.64
                                                                                            -------------------

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 6.32%(8)
DLJ Commercial Mortgage Corp.:
Series 1997-CF1, Class A1A, 7.40% 2006(2)                                         5,861         5,865
Series 1996-CF2, Class A1B, 7.29% 2021(2)                                        11,200        11,098
Series 1995-CF2, Class A1B, 6.85% 2027(2)                                        35,845        35,428
Series 1996-CF1, Class A1A, 7.28% 2028(2)                                         7,892         7,864
Series 1998-CF1, Class A-1A, 6.14% 2031(6)                                       21,036        20,268
Series 1998-CF2, Class A-1B, 6.24% 2031                                          10,000         9,229       .95
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C1, Class A1, 6.83% 2003                                             17,536        17,461
Series 1997-C1, Class A3, 6.869% 2007                                            20,000        18,959
Series 1997-C2, Class E, 7.624% 2011                                             27,703        23,390
Series 1996-C1, Class A2A, 6.79% 2028                                               740           735
Series 1999-C1, Class D, 6.866% 2033(6)                                          17,500        15,785
Series 1999-C1, Class E, 6.866% 2033(6)                                           8,500         7,228       .88
Morgan Stanley Capital I Inc.:
Series 1995-GA1, Class A-1, 7.00% 2002(2)                                         2,707         2,700
Series 1998-HF1, Class A-1, 6.19% 2007(6)                                        28,353        27,341
Series 1996-WF1, Class A-1, 6.601% 2028(2),(6)                                    6,027         5,983
Series 1998-WF2, Class A-1, 6.34% 2030(6)                                         9,046         8,751
Series 1998-HF2, Class A-2, 6.48% 2030                                           17,000        15,985
Series 1999-FNV1, Class A-1, 6.12% 2031                                           9,560         9,112       .74
Chase Commercial Mortgage Securities Corp.:
Series 1996-1, Class A1, 7.60% 2005                                               3,727         3,770
Series 1997-I, Class A1, 7.27% 2029                                               6,161         6,175
Series 1998-1, Class A1, 6.34% 2030                                              29,048        28,228
Series 1998-2, Class A-2, 6.39% 2030                                              8,000         7,451
Series 1998-2, Class E, 6.39% 2030                                               10,000         8,266       .57
Asset Securitization Corp.:
Series 1996-D3, Class A-1B, 7.21% 2026                                            3,000         2,974
Series 1997-D4, Class A-1A, 7.35% 2029                                            7,411         7,459
Series 1997-D5, Class A-PS1, interest only, 1.404% 2043(6)                      273,785        24,146       .35
GS Mortgage Securities Corp. II, Mortgage pass-through certificates:(6)
Series 1998-C1, Class D, 7.243% 2030                                              3,750         3,370
Series 1998-C1, Class E, 7.243% 2030                                             31,076        26,694       .32
Merrill Lynch Mortgage Investors, Inc., Mortgage pass-through certificates:
Series 1995-C2, Class D, 7.681% 2021(6)                                             472           467
Series 1995-C3, Class A-1, 6.695% 2025(6)                                         1,145         1,136
Series 1995-C3, Class A-3, 7.189% 2025(6)                                        15,855        15,600
Series 1996-C2, Class A-1, 6.933% 2028(6)                                        10,191        10,074
Series 1998-C3, Class A1, 5.65% 2030                                              2,816         2,656       .32
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026(2)                       32,625        29,085       .31
CS First Boston Mortgage Securities Corp.:
Series 1998-FL1, Class E, 6.260% 2013(2),(6)                                     12,080        11,970
Series 1998-C1, Class A-1A, 6.26% 2040                                           14,914        14,388       .27
Nationslink Funding Corp., Series 1999-1, Class D, 7.10% 2031                    27,718        25,335       .27
Bear Stearns Commercial Mortgage Securities Inc.:
Series 1998-C1, Class A-1, 6.34% 2030                                             8,160         7,862
Series 1999-C1, Class X, 1.054% 2031(6)                                         172,052        11,262       .20
Deutsche Mortgage & Asset Receiving Corp., Series 1998-C1,                       18,223        17,518       .18
Class A-1,  6.22% 2031
Prudential Securities Secured Financing Corp., Commercial                        18,000        16,627       .18
Mortgage pass-through certificates, Series 1999-NRF1, Class C, 6.746% 2009
Commercial Mortgage Acceptance Corp.:
Series 1998-C1, Class A-1, 6.23% 2007                                            11,226        10,805
Series 1998-C2, Class A-1, 5.80% 2030                                             4,509         4,287       .16
Nomura Asset Securities Corp., Series 1998-D6, Class A-A1, 6.28% 2030(6)         14,642        14,071       .15
LB Commercial Mortgage Trust, Series 1998-C1, Class A1, 6.33% 2030               10,266        10,031       .11
Government Lease Trust:(2)
Series 1999-GSA1, Class A1, 5.86% 2003                                            4,230         4,165
Series 1999-C1A, Class B3, 4.00% 2011                                             6,500         4,294       .09
Resolution Trust Corp.:
Series 1993-C1, Class D, 9.45% 2024                                               5,939         5,918
Series 1993-C2, Class D, 8.50% 2025                                               1,534         1,528       .08
Mortgage Capital Funding, Inc., Series 1998-MC1, Class A-1, 6.417% 2030           7,561         7,328       .08
First Union Commercial Mortgage Trust, Series 1999-C1, Class E, 6.973% 20         7,000         5,714       .06
Structured Asset Securities Corp., pass-through certificates,                     2,950         2,892       .03
Series 1996-CFL, Class D, 7.034% 2028
J.P. Morgan Commercial Finance Corp.:
Series 1995-C1, Class A-2, 7.373% 2010(6)                                         1,000           992
Series 1996-C3, Class A-1, 7.33% 2028                                             1,197         1,192       .02
                                                                                            -------------------
                                                                                              598,912      6.32
                                                                                            -------------------

GOVERNMENT
U.S. TREASURY OBLIGATIONS - 9.34%
13.125% May 2001                                                                 21,500        23,395
5.875% November 2001                                                             16,565        16,459
3.772% July 2002(10)                                                              3,676         3,639
11.625% November 2002                                                            92,000       104,377
10.75% May 2003                                                                   7,500         8,476
5.75% August 2003                                                                 9,505         9,310
11.875% November 2003                                                            39,350        46,445
7.25% May 2004                                                                  124,885       128,652
7.25% August 2004                                                                 7,500         7,734
7.875% November 2004                                                             31,250        33,042
11.625% November 2004                                                           106,175       128,239
7.50% February 2005                                                              20,000        20,859
6.50% May 2005                                                                    4,750         4,751
6.50% October 2006                                                               15,000        14,960
3.570% January 2007(10)                                                          47,773        45,016
6.125% August 2007                                                                6,815         6,645
4.75% November 2008                                                              11,500        10,143
9.125% May 2009                                                                  18,000        19,651
10.375% November 2009                                                            12,500        14,379
10.00% May 2010                                                                  12,500        14,332
10.375% November 2012                                                            24,500        29,783
12.00% August 2013                                                               10,000        13,353
8.875% August 2017                                                              116,600       140,922
7.875% February 2021                                                              4,250         4,751
8.125% May 2021                                                                  19,250        22,065
Strip Principal 0% 2027(9)                                                       76,950        12,910
5.25% November 2028                                                               1,350         1,112      9.34
                                                                                            -------------------
                                                                                              885,400      9.34
                                                                                            -------------------

FEDERAL AGENCY OBLIGATIONS
Mortgage Pass-Throughs - 8.05%(8)
Government National Mortgage Assn.:
6.00% 2014 - 2029                                                               128,042       117,224






6.50% 2008 - 2029                                                                51,222        48,279















7.00% 2008 - 2029                                                               172,683       167,087


































7.50% 2007 - 2029                                                                63,859        63,490










































































8.00% 2017 - 2026                                                                30,756        31,104














8.50% 2020 - 2029                                                                15,975        16,483

















9.00% 2009 - 2022                                                                12,149        12,801
















9.50% 2009 - 2021                                                                 8,731         9,289





10.00% 2017 - 2022                                                               34,476        36,993














10.50% 2015 - 2019                                                                  184           199




12.00% 2015                                                                       1,968         2,207      5.33
Fannie Mae:
6.00% 2013 - 2029                                                                41,729        39,220




6.50% 2013 - 2029                                                                35,743        34,274






7.00% 2009 - 2029                                                                57,681        56,230







7.255% 2026(6)                                                                    6,473         6,710
7.50% 2009 - 2029                                                                10,649        10,598
7.50% 2029







8.00% 2023 - 2028                                                                 2,481         2,518


8.318% 2002(6)                                                                    5,301         5,278
8.50% 2009 - 2027                                                                 4,548         4,663



9.00% 2018 - 2025                                                                 2,318         2,415


9.50% 2009 - 2025                                                                 2,205         2,329


10.00% 2018 - 2025                                                                6,687         7,161



10.50% 2012 - 2019                                                                2,017         2,179

11.00% 2015 - 2020                                                                2,272         2,480
11.00% 2020

11.25% 2014                                                                          21            23
11.50% 2010 - 2014                                                                  140           155

12.00% 2015 - 2029                                                                4,580         5,101
12.00% 2019

12.50% 2015 - 2019                                                                3,199         3,607




13.00% 2015 - 2028                                                                7,015         7,907


15.00% 2013                                                                          31            36
Federal Housing Administration/Veterans Affairs 12.50% 2029                       1,002         1,125      2.04
Freddie Mac:
6.00% 2014 - 2029                                                                14,082        13,336

6.50% 2029                                                                       14,643        13,806
8.00% 2003 - 2026                                                                 4,489         4,524





8.25% 2007                                                                        1,295         1,311

8.50% 2002 - 2027                                                                12,822        13,157













8.75% 2008                                                                        1,681         1,724



9.00% 2021                                                                          396           413
10.00% 2011 - 2019                                                                  127           134

10.50% 2020                                                                       1,642         1,755
10.75% 2010                                                                          54            57
11.00% 2018-2020                                                                  3,000         3,238

11.50% 2000                                                                           7             7

12.00% 2016 - 2020                                                                5,944         6,564


12.50% 2015 - 2019                                                                1,396         1,550

12.75% 2019                                                                         274           305
13.00% 2014 - 2015                                                                2,040         2,291

13.50% 2018                                                                           6             7
13.75% 2014                                                                          10            11       .68
                                                                                            -------------------
                                                                                              763,355      8.05
                                                                                            -------------------

Other - 2.73%
Fannie Mae:
5.625% 2004                                                                      10,000         9,556
5.75% 2005                                                                       10,000         9,506
5.25% 2009                                                                      127,750       112,679
Medium Term Note, 6.75% 2028                                                     15,000        12,884      1.53
Freddie Mac:
5.125% 2008                                                                      70,350        61,644
5.75% 2009                                                                       12,000        10,961
6.60% 2009                                                                        5,000         4,649
6.60% 2009                                                                        3,000         2,790       .84
Federal Home Loan Bank Bonds:
5.625% 2001                                                                      25,000        24,730
7.013% 2007                                                                      10,000         9,600       .36
                                                                                            -------------------
                                                                                              258,999      2.73
                                                                                            -------------------

Collateralized Mortgage Obligations - 0.61%(8)
Fannie Mae:
Series 91-146, Class Z, 8.00% 2006                                                3,225         3,265
Series 90-93, Class G, 5.50% 2020                                                   585           556
Series 1991-2, Class Z, 6.50% 2021                                               10,509        10,057
Series 93-247, Class Z, 7.00% 2023                                                4,536         4,290
Series 1994-4, Class ZA, 6.50% 2024                                               4,036         3,530
Series 1997-28, Class C, 7.00% 2027                                               7,000         6,654
Series 1998-W5, Class B3, 6.50% 2028(2)                                           4,842         3,957       .34
Freddie Mac:
Series 1849, Class Z, 6.00% 2008                                                  6,196         5,646
Series 1716, Class A, 6.50% 2009                                                  4,750         4,538
Series 41, Class F, 10.00% 2020                                                   2,109         2,230
Series 178, Class Z, 9.25% 2021                                                   1,596         1,641
Series 1657, Class SA, 7.257% 2023(6) (11)                                        7,520         5,482
Series 1673, Class SA, 5.447% 2024(6) (11)                                        7,879         4,964
Series 2030, Class F, 6.963% 2028(6)                                              1,470         1,481       .27
                                                                                            -------------------
                                                                                               58,291       .61
                                                                                            -------------------

TAXABLE MUNICIPAL BONDS - 0.05%
California Maritime Infrastructure Authority, Taxable Lease Revenue               4,820         4,527       .05
 Bonds (San Diego Unified Port District-South Bay Plant Acquisition),
Series 1999, 6.63% 2009(2)
                                                                                            -------------------
                                                                                                4,527       .05
                                                                                            -------------------

GOVERNMENT & GOVERNMENTAL BODIES (EXCLUDING
 U.S. GOVERNMENT) - 7.72%
Hellenic Republic:
8.90% 2004                                                                 GRD 4900000         16,322
2.90% 2007                                                                   Y 1270000         13,091
6.95% 2008                                                                       $4,500         4,333
8.60% 2008                                                                GRD 18295000         63,303
7.50% 2013                                                                      620,000         2,042      1.05
Bundesobligation Eurobond 5.00% 2002                                           P 48000         48,821
Bundesrepublik:
7.125% 2002                                                                     $12,271        13,192
6.00% 2007                                                                        5,827         6,127
Treuhandanstalt:
7.125% 2003                                                                      22,376        24,067
7.50% 2004                                                                            0             0       .97
Canadian Government:
9.00% 2004                                                                    C$ 20000         15,403
4.797% 2021(10)                                                                  10,000         8,059
4.538% 2026(10)                                                                  85,400        61,327       .89
The Japan Development Bank 6.50% 2001                                    Y C13664300000        46,500
Japanese Government 1.50% 2008                                                  927,250         8,930       .59
KfW International Finance Inc. 1.00% 2004                                     4,750,000        46,600       .49
United Kingdom:
6.50% 2003                                                                     L 11750         19,185
8.50% 2005                                                                       12,000        21,790       .43
Polish Government:
12.00% 2001                                                                  PLZ 20000          4,649
13.00% 2001                                                                      25,000         5,871
12.00% 2002                                                                       8,375         1,947
12.00% 2003                                                                      81,000        19,220
8.50% 2004                                                                       40,000         8,552       .42
Spanish Government 6.00% 2008                                                  P 36061         37,473       .40
French Treasury Note 4.50% 2003                                                  28,000        27,972       .30
Norwegian Government:
6.75% 2007                                                                   NOK 90000         11,605
5.50% 2009                                                                      124,500        14,817       .28
Kingdom of Denmark 6.00% 2009                                               DKR 190000         26,385       .28
Hungary Government:
15.00% 2001                                                                HUF 1440000          5,965
12.50% 2002                                                                   1,860,000         7,542
13.00% 2003                                                                   2,200,000         9,529
10.50% 2004                                                                     500,000         2,015       .26
Netherlands Government Eurobond 5.75% 2002                                P C138923000         23,790       .25
Argentina (Republic of):
Series C, 0% 2001                                                         $             9,45    7,938
Series E, 0% 2003                                                                 5,500         3,685
Series L, 6.8125% Eurobonds 2005(6)                                                 220           199
11.00% 2005                                                                       3,000         2,934
11.75% 2007(2)                                                                ARP 2650          2,399
11.75% 2009                                                                        $830           828
11.375% 2017                                                                      2,000         1,995
9.75% 2027                                                                        1,050           948       .22
New South Wales Treasury Corp. 8.00% 2008                                     A$ 26000         17,823       .19
Italian Government BTPS 6.00% Eurobond 2007                                    P 16204         16,768       .18
United Mexican States Government Eurobonds:
Global, 11.375% 2016                                                             $9,015        10,224
Series A, 6.25% 2019                                                              1,000           793
Global, 11.50% 2026                                                               2,625         3,124       .15
Philippines (Republic of):
8.875% 2008                                                                       1,750         1,715
9.875% 2019                                                                       6,400         6,344       .09
Panama (Republic of):(6)
Interest Reduction Bond 4.25% 2014(2)                                             6,500         5,103
Past Due Interest Bond, 6.50% 2016(2),(3)                                         1,620         1,282
Past Due Interest Eurobond 6.50% 2016                                               270           214       .07
Mendoza (Province of) 10.00% 2007(2)                                              4,150         3,247       .03
Croatian Government, Series B, 6.456% 2006(6)                                     3,462         3,206       .03
Columbia (Republic of) 7.625% 2007                                                3,600         3,033       .03
Brazil (Federal Republic of), Bearer 8.00% 2014(3)                                2,713         2,038       .02
Venezuela (Republic of):(6)
Front Loaded Interest Reduction Bond:
Series A, 6.875% 2007                                                               714           561
Series B, 6.875% 2007                                                               179           140
Eurobond 7.00% 2007                                                               1,333         1,053       .02
MC-Cuernavaca Trust 9.25% 2001(2)                                                 2,015         1,728       .02
New Zealand Government 4.739%  2016(10)                                       NZ$ 3159          1,552       .02
Malaysia 8.75% 2009                                                              $1,250         1,318       .01
Bulgaria (Republic of) Front Loaded Interest Reduction Bond, 2.75% 2012(6         1,770         1,281       .01
South Africa (Republic of) 12.00% 2005                                        ZAR 5100            795       .01
Peru (Republic of) Past Due Interest Eurobond 4.50% 2017(6)                        $750           518       .01
                                                                                            -------------------
                                                                                              731,210      7.72
                                                                                            -------------------

                                                                                             Market   Percent
                                                                                              Value     Of Net
EQUITY RELATED SECURITIES                                                       Shares          (000)   Assets
----------------------------------------------                                --------      --------

STOCKS & WARRANTS  - 0.61%
Omnipoint Corp. (9)                                                             280,391        33,822       .36
Price Communications Corp. (9)                                                  313,053         8,707       .09
Verio Inc., warrants, expire 2004 (2) (9)                                        48,550         7,893       .08
NTL Inc., warrants, expire 2008 (2),(5), (9)                                     26,362         3,478       .04
Wilshire Financial Services Group Inc. (12)                                   1,601,967         2,203       .02
Viatel, Inc. (9)                                                                 32,363         1,735       .02
ICG Holdings, Inc., warrants, expire 2005 (2),(5),(9)                            19,800           204       .00
Globalstar Telecommunications Ltd., warrants, expire 2004 (9)                     2,500           125       .00
Teletrac Holdings, Inc. warrants, expire 2004(5)(9)                             194,624            19       .00
Raintree Healthcare Corp. (5)(9)                                                348,886            17       .00
Protection One Alarm Monitoring, Inc., warrants, expire 2005 (2),(5),(9)         54,400            14       .00
Tultex Corp., warrants, expire 2007 (5)(9)                                    1,867,700             0       .00

                                                                                            -------------------
                                                                                               58,217       .61
                                                                                            -------------------

MISCELLANEOUS
Investment securities in initial period of acquisition                                         33,400       .36
                                                                                            -------------------

TOTAL BONDS, NOTES AND EQUITY SECURITIES (cost:  $9,299,058,000)                            8,814,562     93.00
                                                                                            -------------------

                                                                             Shares or        Market   Percent
                                                                         Principle Amount      Value    Of Net
SHORT-TERM SECURITIES                                                             (000)         (000)   Assets
----------------------------------------------                                --------      --------  --------

COMMERCIAL PAPER - 5.76%
BellSouth Telecommunications Inc.:
5.80% due 1/20/2000                                                             $25,000        24,919
5.90% due 2/4/2000                                                               25,000        24,857
5.90% due 2/11/2000                                                              20,000        19,862
6.00% due 2/25/2000                                                              24,750        24,520       .99
Citigroup Inc. (The)
4.75% due 1/3/2000                                                               43,000        42,983
6.14% due 1/31/2000                                                              10,000         9,947
5.95% due 2/4/2000                                                               15,000        14,913
5.85% due 2/9/2000                                                               25,000        24,836       .98
Bell Atlantic Network Funding Corp.:
6.35% due 1/11/2000                                                               7,300         7,286
5.81% due 1/13/2000                                                              25,000        24,948
5.86% due 1/24/2000                                                              30,000        29,883
6.10% due 2/02/2000                                                              20,000        19,888       .87
General Electric Capital Services Inc. :
6.40% due 1/21/2000                                                              25,000        24,907
5.82% due 2/10/2000                                                              25,000        24,832       .53
Park Avenue Receivables Corp. 5.95%-6.15% due 1/10/2000(2)                       42,100        42,030       .44
Household Finance Corp.:
5.95% due 1/26/2000                                                              25,000        24,894
6.05% due 2/3/2000                                                               15,000        14,914       .42
Preferred Receivables Funding Corp.:(2)
6.12% due 1/12/2000                                                              25,000        24,951
6.70% due 1/21/2000                                                               4,054         4,038
6.25% due 1/24/2000                                                               9,000         8,962       .40
Corporate Asset Funding Co. Inc. 6.20% due 2/16/2000(2)                          37,500        37,196       .39
Gannett Co.:(2)
5.87% due 1/5/2000                                                               10,000         9,992
5.95% due 1/24/2000                                                              25,000        24,903       .37
Sara Lee Corp. 5.80% due 1/18/2000                                               25,000        24,927       .26
Procter & Gamble Co. 5.15%-5.88% due 1/28/2000                                   10,000         9,955       .11
                                                                                            -------------------
TOTAL SHORT-TERM SECURITIES (cost: $545,340,000)                                              545,343      5.76
                                                                                            -------------------

TOTAL INVESTMENT SECURITIES (cost: $9,844,398,000)                                          9,359,905     98.76

Excess of cash and receivables over payables                                                  117,429      1.24
                                                                                            -------------------
NET ASSETS                                                                                  9,477,334    100.00
                                                                                            ========   =======

1 Step-up security; rate will increase at a later date.

2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers, resale to the public may require registration.

3 Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

4 Purchased as a unit; issue was separated but reattached for reporting purposes.

5 Valued under procedures established by the Board of Directors.

6 Coupon rate may change periodically.

7 Company not making interest or dividend payments; bankruptcy proceedings pending.

8 Pass-through securities backed by a pool of mortgages or other assets on which principal payments are periodically made.
Therefore, the effective maturities are shorter than the stated maturities.

9 Non-income-producing security.

10 Index-linked bond whose principal amount moves with a government retail price index.

11 Inverse floater, which is a floating-rate note whose interest rate note whose interest rate moves in the opposite direction of prevailing interest rates.

12 The fund owns 8.00% and 5.29% of the outstanding voting securities of Wilshire Financial Services Group Inc., and
Teletrac Inc., respectively, which are investments in affiliates as defined in the Investment Act of 1940.

The Bond Fund of America
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
at December 31,1999                        (dollars in      thousands)
Assets:
Investment securities at market
 (Cost:  $9,844,398)                                        $9,359,905
Cash                                                                20
Receivables for--
 Sales of investments                           $1,517
 Sales of fund's shares                         14,796
 Forward currency contracts-net                  4,323
 Dividends and accrued interest                132,324
 Other                                               4         152,964
                                              --------        --------
                                                             9,512,889
Liabilities:
Payables for--
 Purchases of investments                        4,652
 Repurchases of fund's shares                   24,668
 Forward currency contracts-net                    258
 Dividends on fund's shares                        123
 Management services                             2,658
 Accrued expenses                                3,196          35,555
                                              --------        --------
Net Assets at December 31, 1999--
 Equivalent to $12.98 per share
 on 730,088,880 shares of $.001 par
 value capital stock outstanding
 (authorized capital stock--
 2,500,000,000 shares)                                      $9,477,334
                                                            ==========

STATEMENT OF OPERATIONS
for the year ended December 31,1999        (dollars in      thousands)
Investment Income:
Income:
 Interest                                     $717,055
 Dividends                                      16,126        $733,181
                                              --------        --------

Expenses:
 Management services fee                        30,826
 Distribution expenses                          23,847
 Transfer agent fee                              7,361
 Reports to shareholders                           337
 Registration statement and prospectus             738
 Postage, stationery and supplies                1,549
 Directors' fees                                    67
 Auditing and legal fees                            64
 Custodian fee                                     747
 Taxes other than federal income tax                98
 Other expenses                                    315          65,949
                                              --------        --------
 Net investment income                                         667,232
                                                              --------
Realized Loss and Unrealized
 Depreciation on Investments:
Net realized loss                                              (38,387)
Net change in unrealized (depreciation)
 appreciation on:
 Investments                                  (414,726)
 Open forward currency contracts                 3,433
                                              --------
  Net unrealized depreciation                                 (411,293)
                                                              --------
 Net realized loss and
  unrealized depreciation
  on investments                                              (449,680)
                                                              --------
Net Increase in Net Assets Resulting
 from Operations                                              $217,552
                                                       ===============




STATEMENT OF CHANGES IN NET ASSETS         (dollars in      thousands)

                                                 Year            ended
                                              December             31,
                                                   1999            1998
                                              --------        --------
Operations:
Net investment income                         $667,232        $621,853
Net realized loss on investments               (38,387)         45,203
Net unrealized depreciation
 on investments                               (411,293)       (225,567)
                                              --------        --------
 Net increase in net assets
  resulting from operations                    217,552         441,489
                                              --------        --------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net
 investment income                            (671,007)       (612,126)
Distributions from net realized gains
 on investments                                      -         (92,338)
                                              --------        --------
Total Dividends and Distributions             (671,007)       (704,464)
                                          ------------ ---------------
Capital Share Transactions:
Proceeds from shares sold:
 186,154,681 and 219,927,964                 2,473,751       3,045,786
 shares, respectively
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions
 of net realized gain on investments:
 40,561,069 and 40,515,125 shares,
 respectively                                  536,631         559,111
Cost of shares repurchased:
 197,706,146 and 143,192,216
 shares, respectively                       (2,620,186)     (1,977,460)
                                              --------        --------
 Net increase in net assets
  resulting from capital share
  transactions                                 390,196       1,627,437
                                              --------        --------
Total Decrease in Net Assets                   (63,259)      1,364,462

Net Assets:
Beginning of year                            9,540,593       8,176,131
                                              --------        --------
End of year (including
 undistributed net investment
 income: $3,354 and $(1,158)
 respectively)                              $9,477,334      $9,540,593
                                              ========     ===========

See Notes to Financial Statements

 The Bond Fund of America

 Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations. In order to reduce administrative costs the fund's par value was reduced on December 23, 1999.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Forward Currency Contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $2,673,000 for the year ended December 31, 1999.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of December 31, 1999, net unrealized depreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $484,493,000, $214,554,000 related to appreciated securities and $699,047,000 related to depreciated securities. During the year ended December 31, 1999, the fund realized, on a tax basis, a net capital loss of $46,674,000 on securities transactions, of which the fund has deferred, for tax purposes, to fiscal year ending December 31, 2000, the recognition of capital losses of $22,135,000 which were realized during the period November 1, 1999 through December 31, 1999. The fund had available at December 31, 1999 a net capital loss carryforward totalling $24,539,000 which may be used to offset gains realized during subsequent years through 2007 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions for capital gains while a capital loss carryforward remains. Net gains related to non-U.S. currency transactions of $11,720,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $9,844,398,000 at December 31, 1999.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $30,826,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provided for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; 0.16% of such assets in excess of $3 billion but not exceeding $6 billion; 0.15% of such assets in excess of $6 billion but not exceeding $10 billion; and 0.14% of such assets in excess of $10 billion; plus 2.25% on the first $8,333,333 of the fund's monthly gross investment income; and 2.00% of such income in excess of $8,333,333.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1999, distribution expenses under the Plan were limited to $23,847,000. Had no limitation been in effect, the fund would have paid $28,360,000 in distribution expenses under the Plan. As of December 31, 1999, accrued and unpaid distribution expenses were $1,588,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $6,279,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $7,361,000.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $195,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,501,818,000 and $4,190,420,000, respectively, during the year ended
December 31, 1999.

As of December 31, 1999, accumulated net realized loss on investments was $46,674,000 and additional paid-in capital was $10,001,559,000. The fund reclassified $8,287,000 of realized currency gains to undistributed net investment income for the year ended December 31, 1999 as a result of permanent differences between book and tax.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $747,000 includes $288,000 that was paid by these credits rather than in cash.
At December 31, 1999, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:


                                                                    U.S.                at
                                      Contract        Amount   Valuations        12/31/1999
                                    -----------    ---------    ---------         ---------
                                                                                 Unrealized
                                                                               Appreciation
Non-U.S. Currency Contracts            Non-U.S.         U.S.       Amount    (Depreciation)

Sales:

Euros expiring 1/12-6/01/2000       P 180612000  $187,361,000 $183,051,000       $4,310,000
British Pounds expiring 2/10-3/22/2  L 20889000    33,511,000   33,756,000         (245,000)
                                                   ---------    ---------         ---------
                                                  220,872,000  216,807,000         4,065,000
                                                   ---------    ---------         ---------

Buys:
Euros expiring 1/12/2000             P 18000000    18,333,333   18,333,000                0
                                                   ---------    ---------         ---------
                                                   18,333,333   18,333,000                0
                                                   ---------    ---------         ---------

                                                                                  $4,065,000
                                                                                   ========

PER-SHARE DATA AND RATIOS


                                                         Year      ended   December        31
                                              1999        1998       1997       1996      1995
Net Asset Value, Beginning of Year         $13.61      $14.00     $13.75     $13.88    $12.69
                                       ----------  ---------- ---------- ---------- ----------

 Income from Investment Operations:
  Net investment income                      0.93        0.94       0.98       1.02      1.05
  Net gains or losses on securities (bo     (0.63)      (0.24)      0.25      (0.13)     1.18
   realized and unrealized)            ----------  ---------- ---------- ---------- ----------
   Total from investment operations          0.30        0.70       1.23       0.89      2.23
                                       ----------  ---------- ---------- ---------- ----------

Less Distributions:
 Dividends (from net investment income)     (0.93)      (0.95)     (0.98)     (1.02)    (1.04)
                                               --          --         --         --        --
 Distributions (from capital gains)             -       (0.14)         -          -         -
                                       ----------  ---------- ---------- ---------- ----------
   Total distributions                      (0.93)      (1.09)     (0.98)     (1.02)    (1.04)
                                       ----------  ---------- ---------- ---------- ----------
Net Asset Value, End of Year               $12.98      $13.61     $14.00     $13.75    $13.88
                                       ====================== ===============================

Total Return*                               2.29%       5.17%      9.24%      6.71%    18.25%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)     $9,585      $9,541     $8,176     $7,002    $6,290
 Ratio of expenses to average net asset     0.69%        .66%       .68%       .71%      .74%
 Ratio of net income to average net ass      6.96       6.94%      6.95%      7.47%     7.87%
 Portfolio turnover rate                   46.71%      66.25%     51.96%     43.43%    43.80%



*Excludes maximum sales charge of 4.75%

Independent Auditors' Report

To the Board of Directors and Shareholders of The Bond Fund of America, Inc.:

 We have audited the accompanying statement of assets and liabilities of
The Bond Fund of America, Inc. (the "fund"), including the investment portfolio, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of
the five years in the period then ended.   These financial statements and
per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Bond Fund of America, Inc. at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California

January 28, 2000



Tax Information

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

CORPORATE SHAREHOLDERS MAY EXCLUDE UP TO 70% OF QUALIFYING DIVIDENDS RECEIVED DURING THE YEAR. FOR PURPOSES OF COMPUTING THIS EXCLUSION, 1% OF THE DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME REPRESENT QUALIFYING DIVIDENDS.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 9% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

The fund designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.




RESULT OF MEETING OF SHAREHOLDERS HELD NOVEMBER 22, 1999 (adjourned session December 13, 1999)
(unaudited)

Shares Outstanding on September 7, 1999       729,293,860
Shares Voting on November 22, 1999
(proposals 1, 4 & 5)                          478,661,430 (65.6%)
Shares Voting on December 13, 1999
(adjourned session - proposals 2 & 3)         489,760,357 (67.2%)
PROPOSAL 1: Election of Directors

                                                  Percent of                      Percent of

                                 Votes            Shares           Votes          Shares

Director                         For              Voting For       Withheld       Withheld



Richard G. Capen, Jr.            471,613,229      98.5%            7,048,201      1.5%

H. Frederick Christie            471,448,821      98.5             7,212,609      1.5

Don R. Conlan                    471,685,494      98.5             6,975,936      1.5

Diane C. Creel                   471,468,142      98.5             7,193,289      1.5

Martin Fenton                    471,610,809      98.5             7,050,621      1.5

Leonard R. Fuller                471,638,085      98.5             7,023,345      1.5

Abner D. Goldstine               471,450,215      98.5             7,211,216      1.5

Paul G. Haaga, Jr.               471,666,998      98.5             6,994,432      1.5

Richard G. Newman                471,609,956      98.5             7,051,474      1.5

Frank M. Sanchez                 471,428,092      98.5             7,233,338      1.5




PROPOSAL 2: Amendments to Certificate of Incorporation (i) increasing the authorized shares of capital stock, (ii) establishing a new class of common stock and (iii) authorizing the Board to create additional series of shares within the new class of common stock

                                                                 Percent of

                                Percent of                       Shares                             Percent of

              Votes             Shares           Votes           Voting                            Shares

              For               Voting For       Against         Against        Abstentions        Abstaining

(Broker Non-Votes = 78,678,468)


              378,541,004       77.3%            14,622,216      3.0%           17,918,669         3.7%




PROPOSAL 3: Amendment to Certificate of Incorporation reducing the par value per share of capital stock

                                                                 Percent of

                                Percent of                       Shares                             Percent of

              Votes             Shares           Votes           Voting                            Shares

              For               Voting For       Against         Against        Abstentions        Abstaining



              444,225,264       90.7%            22,933,856      4.7%           22,601,237         4.6%




PROPOSAL 4: Changes to investment restrictions

                                    Percent                          Percent of

                                    of Shares                        of Shares                       Percent of

                   Votes            Voting          Votes            Voting                          Shares

                   For               For            Against          Against        Abstentions      Abstaining



(Broker Non-Votes = 97,692,963;


 same for all restrictions)


4(A) Amend the restriction

 regarding diversification

 and industry concentration


                   342,560,426      71.6%           19,046,721       4.0%           19,361,320             4.0%

4(B) Eliminate the restriction


 on pledging assets

                   334,137,335      69.8%           25,915,386       5.4%           20,915,747             4.4%

4(C) Eliminate the restriction


 regarding affiliated ownership


                   335,844,720      70.2%           23,248,084       4.9%           21,875,662             4.6%

4(D) Reclassify the restriction


 regarding purchasing securities


 of other investment companies


                   339,689,739      70.9%           20,025,531       4.2%           21,253,197             4.4%




PROPOSAL 5: Ratification of Accountants

                                                                     Percent of

                                    Percent of                       Shares                            Percent of

                   Votes            Shares          Votes            Voting                           Shares

                   For              Voting For      Against          Against        Abstentions       Abstaining



                   462,036,732      96.5%           4,330,532        0.9%           12,294,167        2.6%




[The American Funds Group(r)]

THE BOND FUND OF AMERICA

BOARD OF DIRECTORS

H. Frederick Christie
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group;
former President, Southern California
Edison Company

DON R. CONLAN
South Pasadena, California
President (retired),
The Capital Group Companies, Inc.

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON
San Diego, California
Managing Director,
Senior Resource Group, LLC
(senior living center management)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(financial management consulting)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President
and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

HERBERT HOOVER III, a Director
since 1977, has retired from the
Board. The Directors thank him for
his many contributions to the fund.

OTHER OFFICERS

DAVID C. BARCLAY
Los Angeles, California
Vice President of the fund
Vice President, Capital Research
and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

JOHN H. SMET
Los Angeles, California
Vice President of the fund
Vice President, Capital Research
and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

TODD L. MILLER
Brea, California
Assistant Treasurer of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of The Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

For information about your account or any of the fund's services, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World Wide Web.

Printed on recycled paper
Litho in USA CD/L/4451
Lit. No. BFA-011-0200